                                                                    EXHIBIT 10.8

                            RETIREMENT SAVINGS PLAN
                        FOR CERTAIN EMPLOYEES OF VENCOR
                              AND ITS AFFILIATES



                        Amended and Restated Effective
                                     as of

                                January 1, 1997

                               TABLE OF CONTENTS

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                                                                                          Page No.
                                                                                          --------
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INTRODUCTION...................................................................................  1

DEFINITIONS....................................................................................  2
     Section 1.1         ADJUSTMENT............................................................  2
     Section 1.2         ANNUAL ADDITIONS......................................................  2
     Section 1.3         BENEFICIARY...........................................................  2
     Section 1.4         BOARD.................................................................  2
     Section 1.5         BREAK(S)..............................................................  2
     Section 1.6         CODE..................................................................  3
     Section 1.7         COMMITTEE.............................................................  3
     Section 1.8         COMPANY...............................................................  3
     Section 1.9         COMPENSATION..........................................................  3
     Section 1.10        CONSTRUCTION..........................................................  3
     Section 1.11        DEFINED BENEFIT PLAN..................................................  3
     Section 1.12        DEFINED CONTRIBUTION PLAN.............................................  3
     Section 1.13        EFFECTIVE DATE........................................................  4
     Section 1.14        EMPLOYEE..............................................................  4
     Section 1.15        EMPLOYER..............................................................  4
     Section 1.16        EMPLOYER CONTRIBUTIONS................................................  5
     Section 1.17        ENTRY DATE............................................................  5
     Section 1.18        ERISA.................................................................  5
     Section 1.19        FIDUCIARY.............................................................  5
     Section 1.20        FORMER PARTICIPANT....................................................  5
     Section 1.21        HIGHLY COMPENSATED EMPLOYEE...........................................  5
     Section 1.22        HOUR OF SERVICE.......................................................  5
     Section 1.23        INDIVIDUAL ACCOUNT....................................................  8
     Section 1.24        INVESTMENT FUND.......................................................  8
     Section 1.25        KEY EMPLOYEE..........................................................  8
     Section 1.26        LIMITATION YEAR.......................................................  8
     Section 1.27        MATCHING CONTRIBUTION ACCOUNT.........................................  9
     Section 1.28        MATCHING CONTRIBUTIONS................................................  9
     Section 1.30        NORMAL RETIREMENT DATE................................................  9
     Section 1.31        PARTICIPANT...........................................................  9
     Section 1.32        PERMISSIVE AGGREGATION GROUP..........................................  9
     Section 1.33        PLAN..................................................................  9
     Section 1.34        PLAN YEAR.............................................................  9
     Section 1.35        PRIOR PLAN............................................................  9
     Section 1.36        PRIOR PLAN EMPLOYER CONTRIBUTION ACCOUNT..............................  9
     Section 1.37        PRIOR PLAN SALARY REDIRECTION ACCOUNT.................................  9
     Section 1.38        PROFIT SHARING CONTRIBUTION ACCOUNT................................... 10
     Section 1.39        PROFIT SHARING CONTRIBUTIONS.......................................... 10

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
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     Section 1.40        REQUIRED AGGREGATION GROUP............................................ 10
     Section 1.41        SALARY REDIRECTION.................................................... 10
     Section 1.42        SALARY REDIRECTION ACCOUNT............................................ 10
     Section 1.43        SERVICE............................................................... 10
     Section 1.44        TOP HEAVY PLAN........................................................ 12
     Section 1.45        TOTAL AND PERMANENT DISABILITY OR TOTALLY AND PERMANENTLY DISABLED.... 12
     Section 1.46        TRUST AGREEMENT....................................................... 13
     Section 1.47        TRUST FUND............................................................ 13
     Section 1.48        TRUSTEE............................................................... 13
     Section 1.49        VALUATION DATE........................................................ 13

PARTICIPATION.................................................................................. 14
     Section 2.1         ELIGIBILITY REQUIREMENTS.............................................. 14
     Section 2.2         PLAN BINDING.......................................................... 14
     Section 2.3         REEMPLOYMENT AND TRANSFERS............................................ 15
     Section 2.4         BENEFICIARY DESIGNATION............................................... 16
     Section 2.5         NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE............................ 16

CONTRIBUTIONS.................................................................................. 17
     Section 3.1         SALARY REDIRECTION.................................................... 17
     Section 3.2         MATCHING CONTRIBUTIONS................................................ 17
     Section 3.3         PROFIT SHARING CONTRIBUTIONS.......................................... 18
     Section 3.4         NONDISCRIMINATION TEST FOR SALARY REDIRECTION......................... 19
     Section 3.5         NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS........................ 21
     Section 3.6         MAXIMUM INDIVIDUAL DEFERRAL........................................... 24
     Section 3.7         MISTAKE OF FACT....................................................... 25
     Section 3.8         QUALIFIED NONELECTIVE CONTRIBUTIONS................................... 25
     Section 3.9         UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF
                         1994 ("USERRA")....................................................... 25

ACCOUNTS....................................................................................... 27
     Section 4.1         INDIVIDUAL ACCOUNTS................................................... 27
     Section 4.2         INVESTMENT OF ACCOUNTS................................................ 27
     Section 4.3         VALUATION OF ACCOUNTS................................................. 28
     Section 4.4         TRUSTEE AND COMMITTEE JUDGMENT CONTROLS............................... 29
     Section 4.5         MAXIMUM ADDITIONS..................................................... 30
     Section 4.6         CORRECTIVE ADJUSTMENTS................................................ 30
     Section 4.7         DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION................ 31

DISTRIBUTIONS.................................................................................. 32
     Section 5.1         NORMAL RETIREMENT..................................................... 32
     Section 5.2         LATE RETIREMENT....................................................... 32
     Section 5.3         DEATH................................................................. 32
     Section 5.4         DISABILITY............................................................ 32

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
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     Section 5.5         TERMINATION OF EMPLOYMENT............................................. 32
     Section 5.6         COMMENCEMENT OF BENEFITS.............................................. 34
     Section 5.7         METHODS OF PAYMENT.................................................... 36
     Section 5.8         BENEFITS TO MINORS AND INCOMPETENTS................................... 36
     Section 5.9         UNCLAIMED BENEFITS.................................................... 37
     Section 5.10        PARTICIPANT DIRECTED ROLLOVERS........................................ 38
     Section 5.11        JOINT AND SURVIVOR OPTIONS............................................ 39

WITHDRAWALS.................................................................................... 43
     Section 6.1         HARDSHIP WITHDRAWAL................................................... 43
     Section 6.2         PRIOR PLAN EMPLOYER CONTRIBUTION ACCOUNT WITHDRAWALS.................. 44

FUNDING........................................................................................ 46
     Section 7.1         CONTRIBUTIONS......................................................... 46
     Section 7.2         TRUSTEE............................................................... 46

FIDUCIARIES.................................................................................... 47
     Section 8.1         GENERAL............................................................... 47
     Section 8.2         EMPLOYER.............................................................. 47
     Section 8.3         TRUSTEE............................................................... 47
     Section 8.4         RETIREMENT COMMITTEE.................................................. 48
     Section 8.5         CLAIMS PROCEDURES..................................................... 49
     Section 8.6         RECORDS............................................................... 50

AMENDMENT AND TERMINATION OF THE PLAN.......................................................... 51
     Section 9.1         AMENDMENT OF THE PLAN................................................. 51
     Section 9.2         TERMINATION OF THE PLAN............................................... 51
     Section 9.3         RETURN OF CONTRIBUTIONS............................................... 51

MISCELLANEOUS.................................................................................. 52
     Section 10.1        GOVERNING LAW......................................................... 52
     Section 10.2        CONSTRUCTION.......................................................... 52
     Section 10.3        ADMINISTRATION EXPENSES............................................... 52
     Section 10.4        PARTICIPANT'S RIGHTS.................................................. 52
     Section 10.5.............................................................................. 52
     Nonassignability.......................................................................... 52
     Section 10.6        MERGER, CONSOLIDATION OR TRANSFER..................................... 53
     Section 10.7        COUNTERPARTS.......................................................... 53

TOP HEAVY PLAN PROVISIONS...................................................................... 54
     Section 11.1        GENERAL............................................................... 54
     Section 11.2        MINIMUM CONTRIBUTION.................................................. 54
     Section 11.3        SUPER TOP HEAVY PLAN.................................................. 54
     Section 11.4        MINIMUM VESTING....................................................... 55
     Section 11.5        COMPENSATION.......................................................... 55

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
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PROVISIONS RELATED TO EMPLOYERS INCLUDED IN THE PLAN........................................... 56
     Section 12.2        SINGLE PLAN........................................................... 56
     Section 12.3        SPONSORING EMPLOYER AS AGENT.......................................... 56
     Section 12.4        WITHDRAWAL OF EMPLOYER................................................ 57
     Section 12.5        TERMINATION OF PARTICIPATION.......................................... 57

                                 INTRODUCTION



     Effective January 1, 1997 except as otherwise provided herein, the Board of Directors of Vencor, Inc., successor by merger to the Hillhaven Corporation (the "Sponsoring Employer"), desires to amend and restate in its entirety the Plan formerly known as The Retirement Savings Plan of The Hillhaven Corporation and originally effective as of January 1, 1991 to be called the Retirement Savings Plan for Certain Employees of Vencor and Its Affiliates, as hereinafter set forth.

     Also effective January 1, 1997, or as soon as practicable thereafter, the Plan and Trust shall accept assets in a spinoff from The Hillhaven Corporation Deferred Savings Plan and Employer desires to make provision for how to account for assets transferred from that plan.

     It is intended that this Plan, together with the Trust Agreement, meet all the pertinent requirements of the Internal Revenue Code of 1986, as amended ("Code") and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and shall be interpreted, wherever possible, to comply with the terms of said laws, as amended, and all formal regulations and rulings issued thereunder. It is also intended that this Plan shall be a profit sharing plan under Code Section 401(a).

                                   ARTICLE 1

                                  DEFINITIONS

 Section 1.1 ADJUSTMENT means the net increases and decreases in the market value of the Trust Fund during a Plan Year or other period exclusive of any contribution or distribution during such year or other period. Such increases and decreases shall include such items as realized or unrealized investment gains and losses and investment income, and may include expenses of administering the Trust Fund and the Plan.

 Section 1.2 ANNUAL ADDITIONS means for any Employee in any Plan Year, the sum of Employer Contributions, Salary Redirection and forfeitures allocated to the Employee's Individual Account. Amounts allocated to an individual medical account, as defined in Section 415(1) of the Code, which is part of a pension or annuity plan maintained by the Company are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee as required by Section 419(d) of the Code, maintained by the Company, are treated as Annual Additions to a Defined Contribution Plan.

 Section 1.3 BENEFICIARY means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant, provided, however, that a married Participant may not name as a Beneficiary someone other than the Participant's spouse unless the spouse consents in writing to such designation, which consent shall be acknowledged by a Plan representative or by a notary public.

 Section 1.4 BOARD means the Board of Directors of the Sponsoring Employer, except as otherwise provided.

 Section 1.5 BREAK(S) IN SERVICE means a Plan Year during which an Employee has been credited with fewer than 501 Hours of Service due to termination of employment. Solely to determine whether a Break in Service has occurred, an Employee who is absent from work for maternity or paternity reasons or on a military or Family and Medical Leave Act leave of absence shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which Hours of Service cannot be determined, eight Hours of Service per day of such absence. In no event will the number of Hours of Service credited to an Employee pursuant to the immediately preceding sentence exceed 501. For purposes of this Section, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the Plan Year or other applicable computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the next following Plan Year or other applicable computation period.

 Section 1.6    CODE means the Internal Revenue Code of 1986, as amended.

 Section 1.7    COMMITTEE means the Retirement Committee provided for in Article
                8.

 Section 1.8 COMPANY means Vencor, Inc. and all of the legal entities which are part of the controlled group or affiliated service group with Vencor, Inc. pursuant to the provisions of Code Sections 414(b), (c), (m) or (o).

 Section 1.9 COMPENSATION means, for any Plan Year or portion thereof during which an Employee is eligible to participate in this Plan (which shall not include compensation payable for periods after employment terminates, such as severance pay, but shall include vacation time earned but not yet paid as of that last date at work), total compensation paid to an Employee by the Employer that is includable in the Participant's gross income, including bonuses, commissions and overtime, but excluding (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and noncash), (iii) moving expenses, (iv) deferred compensation, (v) welfare benefits, and (vi) amounts realized from the exercise of a nonqualified stock option (or the lifting of restrictions on restricted stock) or the sale or exchange of stock acquired under a qualified stock option. Despite the exclusions in the preceding sentence, Compensation shall include any amounts deducted pursuant to Code Sections 125 (flexible benefit plans), 402(a)(8) (salary redirection), 402(h)(1)(B) (simplified employee plans) and 403(b). Effective for Plan Years beginning on or after January 1, 1989, Compensation shall be limited to such amount as determined pursuant to Code Section 401(a)(17).

 Section 1.10 CONSTRUCTION. The words and phrases defined in this Article when used in this Plan with an initial capital letter shall have the meanings specified in this Article, unless a different meaning is clearly required by the context. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

 Section 1.11 DEFINED BENEFIT PLAN means a plan established and qualified under Section 401 of the Code, except to the extent it is, or is treated as, a Defined Contribution Plan.

 Section 1.12 DEFINED CONTRIBUTION PLAN means a plan which is established and qualified under Section 401 of the Code, which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income, expenses, gains or losses (both realized and unrealized) which may be allocated to such account.

 Section 1.13 EFFECTIVE DATE means January 1, 1991, the original effective date of the Plan. The effective date of this amended and restated Plan is January 1, 1997, except as otherwise provided.

 Section 1.14 EMPLOYEE means any person whom the Employer classifies as a common law employee of the Employer and who is paid though the normal payroll system of the Employer, and with respect to any separate entity other than those defined in Section 1.15 (iv) or
                (v) or (vi), which person is also either:

                (a) a member of a collective bargaining unit for which benefits have been the subject of good faith negotiation, unless and until the Company and the collective bargaining unit representative for that unit through the process of good faith bargaining agree in writing for coverage under the VRSP;

                (b) working in a facility that is managed by the Employer pursuant to a management agreement, except to the extent that the management agreement specifies that certain employees will report to and be provided benefits by a member of the Vencor, Inc. group of Companies, in which event the specified employee(s) shall be eligible to participate in the VRSP rather than this Plan.

                The term "Employee" shall exclude any person who is classified on the payroll records of the Employer as "on call" or as a per diem employee. The term "Employee" shall also exclude any person who is a leased Employee.

                For purposes of this Section the term "leased employee" shall mean any person who is not an employee of the Employer and who provides services to the Employer if (i) such services are provided pursuant to an agreement between the Employer and any other person ("leasing organization"); (ii) such person has performed such services for the Employer on a substantially full-time basis for a period of at least one year; and (iii) such services are performed under the primary direction and control of the Employer.

 Section 1.15 EMPLOYER means (i)Vencor, Inc.; and (ii) each of the legal entities, or any successor thereto, which participates in the VRSP as of January 1, 1997 or which thereafter is a part of the Company and adopts the VRSP for its eligible Employees with the consent of the Sponsoring Employer; and (iii) any entity that is managed by the Company pursuant to a management agreement, provided that the entity which provides management services has adopted this Plan for the benefit of its employees (as evidenced as of January 1, 1997 by their name being listed on Appendix A); and (iv) Atria Communities, Inc.; and (v) each of the legal entities, or any successor thereto, which would be part of the Company if Atria Communities, Inc. were substituted for Vencor, Inc. in the definition of "Company" herein, and which have adopted the Plan for its eligible Employees with the consent of the Sponsoring Employer (as evidenced as of January 1, 1997 by their name being listed on Appendix A); and (vi) the partnerships listed on Appendix A hereto or which hereafter become participating employers pursuant to the procedure in Article 12 hereof. The Sponsoring Employer shall be Vencor, Inc. For application of various provisions of the Internal Revenue Code to this Plan, the rules apply to each entity included as an Employer which is a member of a controlled group or a group under common control within the meaning of Code Sections 414(b), (c), (m) or (o). Reference to "an Employer" herein shall refer separately to each such employer group. References to "the Employer" shall apply to all Employers set out above as a group.

 Section 1.16 EMPLOYER CONTRIBUTIONS means Matching Contributions and Profit Sharing Contributions made to the Trust Fund by the Employer. Salary Redirection shall not be included in the term Employer Contribution when used in this Plan.

 Section 1.17   ENTRY DATE means the first day of each calendar month.

 Section 1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

 Section 1.19 FIDUCIARY means the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity which assumes, in accordance with Article 8, responsibilities of the Employer, the Trustee or the Committee respecting management of the Plan or the disposition of its assets.

 Section 1.20 FORMER PARTICIPANT means a Participant whose participation in the Plan has terminated but who has not received payment in full of the balance in his Individual Account to which he is entitled.

 Section 1.21 HIGHLY COMPENSATED EMPLOYEE means any Employee of an Employer who (i) was a five percent owner of the Employer during the current Plan Year or the preceding Plan Year, or (ii) during the preceding Plan Year, received Compensation from an Employer in excess of $80,000 (as such amount may be adjusted from time to time by the Secretary of the Treasury) and, if the Sponsoring Employer elects, was in the top-paid group of employees for such Plan Year.

                The determination of who is a Highly Compensated Employee, including the determination of the number and identity of employees in the top-paid group and the Compensation that is considered, shall be made in accordance with section 414(q) of the Code and the regulations thereunder, taking into account, when appropriate, Code Section 410(b)(6)(C)'s acquisition transition rule which allows exclusion of certain Employees from consideration. The determination of Highly Compensated Employees shall be determined on an aggregate basis for each Employer that is treated as a controlled group under Code Sections 414(b),
                (c), (m) and (o), except as otherwise provided in applicable Treasury Regulations.

 Section 1.22 HOUR OF SERVICE means any hour for which an Employee is paid or entitled to payment by an Employer during the Plan Year or other applicable computation period (1) for the performance of duties for an Employer; (2) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated); and (3) as a result of a back pay award which has been agreed to or made by an Employer, irrespective of mitigation of damages, to the extent that such hour has not been previously credited under item (1) or item (2) preceding.

                (a) The number of Hours of Service to be credited on account of a period of time during which no duties are performed (including hours resulting form a back pay award) shall be determined as follows. If the payment which is made or due is calculated on the basis of units of time, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; if an Employee does not have a regular work schedule, the number of Hours of Service to be credited shall be calculated on the basis of an eight hour work day. If the payment which is made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited shall be calculated by dividing the amount of the payment by the Employee's most recent hourly rate of compensation before the period during which no duties were performed, determined as follows:

                     (1) If the Employee's compensation is determined on the basis of an hourly rate, such hourly rate shall be the Employee's most recent hourly rate of compensation.

                     (2) If the Employee's compensation is determined on the basis of a fixed rate for a specified period of time other than hours, his hourly rate of compensation shall be his most recent rate of compensation for the specified period of time, divided by the number of hours regularly scheduled for the performance of duties during such period of time; if an Employee does not have a regular work schedule, his hourly rate of compensation shall be calculated on the basis of an eight hour work day.

                     (3) If the Employee's compensation is not determined on the basis of a fixed rate for a specified period of time, his hourly rate of compensation shall be the lowest hourly rate of compensation paid to Employees in his job classification, or, if no Employees in his job classification have an hourly rate of compensation, the minimum wage in effect under Section 6(a)(1) of the Fair Labor Standard Act of 1938, as amended.

                (b) In no event shall the application of the terms of Section 1.23(a) result in crediting an Employee with a number of Hours of Service during the period which is greater than the number of hours regularly scheduled for the performance of duties. If an Employee has no regular work schedule, the number of Hours of Service to be credited to him shall not exceed the number which would be credited calculated on the basis of an eight hour work day.

                (c) No Employee shall be credited with more than 501 Hours of Service as a result of the application of Section 1.22(a) for any single continuous period during which he performs no duties, regardless of whether such period extends beyond one Plan Year or other applicable computation period.

                (d) The Plan Year or other applicable computation period to which Hours of Service shall be credited shall be determined as follows:

                     (1) Except as hereinafter provided, Hours of Service credited in accordance with item (1) of the first paragraph of this Section shall be credited in the Plan Year or other applicable computation period in which the duties were performed.

                     (2) Except as hereinafter provided, Hours of Service credited in accordance with item (2) of the first paragraph of this Section shall be credited: if calculated on the basis of units of time, to the Plan Year or Plan Years or other applicable computation periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates; otherwise to the Plan Year or other applicable computation period in which the period during which no duties are performed occurs, provided that if the period during which no duties are performed extends beyond one (1) Plan Year or other applicable computation period, such Hours of Service shall be allocated between not more than the first two (2) Plan Years or other applicable computation periods on any reasonable basis consistently applied.

                     (3) Except as hereinafter provided, Hours of Service credited in accordance with item (3) of the first paragraph of this Section shall be credited to the Plan Year or other applicable computation period to which the award or agreement for back pay pertains rather than to the Plan Year or other applicable computation period in which the award, agreement, or payment is made.

                     (4) Hours of Service to be credited to an Employee in connection with a period of no more than 31 days which extends beyond one Plan Year or other applicable computation period may be credited to the first or the second Plan Year or other applicable computation period, provided that such crediting is done on a reasonable and nondiscriminatory basis.

                (e) Nothing in this Section shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law, including but not limited to laws regarding eligibility and benefit accrual during and after a military leave of absence. The nature and extent of any credit for Hours of Service under this Section shall be determined under such law including Department of Labor regulation Section 2530.200b-2.

 Section 1.23 INDIVIDUAL ACCOUNT means the detailed record kept of the amounts credited or charged to each Participant in accordance with the terms hereof. Such Individual Account is comprised of the following accounts: a Profit Sharing Contribution Account, a Salary Redirection Account, a Matching Contribution Account, a Prior Plan Salary Redirection Account, if applicable, and a Prior Plan Employer Contribution Account, if applicable.

 Section 1.24   INVESTMENT FUND means an investment fund established pursuant to
                Section 4.2.

 Section 1.25 KEY EMPLOYEE shall mean any Employee, former Employee or beneficiary thereof in an Internal Revenue Service qualified plan adopted by an Employer who at any time during the Plan Year or any of the four preceding Plan Years is

                (a) an officer of an Employer having an annual compensation from an Employer during the Plan Year greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends;

                (b) one of the 10 Employees having an annual compensation from an Employer for a Plan Year of more than the limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than a 1/2% interest, and the largest interest in an Employer;

                (c)  a five percent owner of an Employer; or

                (d) a one percent owner of an Employer having an annual compensation from an Employer for a Plan Year of more than $150,000.

                (e) For purposes of this Section, compensation mean compensation as defined in Code Section 415.

                (f)  This definition shall be interpreted consistent with Code
                     Section 415 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

 Section 1.26 LIMITATION YEAR means the 12 month period beginning on January 1 and ending on December 31.

Section 1.27 MATCHING CONTRIBUTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) Matching Contributions allocated to such Participant pursuant to Section
               3.2 and (ii) the Participant's proportionate share, attributable to his Matching Contribution Account, of the Adjustments, reduced by any distributions from such Account.

Section 1.28 MATCHING CONTRIBUTIONS means contributions made to the Trust Fund by the Employer pursuant to Section 3.2

Section 1.29 NON-HIGHLY COMPENSATED EMPLOYEE means, for any Plan Year, a Participant who is not a Highly Compensated Employee.

Section 1.30 NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the Participant's 60th birthday.

Section 1.31 PARTICIPANT means any Employee who becomes a Participant as provided in Article 2 hereof.

Section 1.32 PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group and each other plan or plans of an Employer that are not required to be included in the Required Aggregation Group, and which, if treated as being part of such group, would not cause such group to fail to meet the requirements of Code Sections 401(a) and 410.

Section 1.33 PLAN means this Retirement Savings Plan for Certain Employees of Vencor and Its Affiliates.

Section 1.34 PLAN YEAR means the 12 month period beginning on January 1 and ending on December 31.

Section 1.35 PRIOR PLAN means the plan of any Employer, the assets of which are merged, in whole or in part, with the Trust Fund.

Section 1.36 PRIOR PLAN EMPLOYER CONTRIBUTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) any employer contributions and accumulated earnings allocated to such Participant under the terms of a plan which has been merged into this Plan, and (ii) the Participant's proportionate share attributable to his Prior Plan Employer Contribution Account, of the Adjustments, reduced by any distributions from such Account.

Section 1.37 PRIOR PLAN SALARY REDIRECTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) any pretax deferrals and accumulated earnings allocated to such Participant under the terms of a plan which has been merged into this Plan and (ii) the Participant's proportionate share attributable to his Prior Plan Salary Redirection Account, of the Adjustments, reduced by any distributions from such Account.

 Section 1.38 PROFIT SHARING CONTRIBUTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) Profit Sharing Contributions allocated to such Participant pursuant to
                Section 3.3, and (ii) the Participant's proportionate share attributable to his Profit Sharing Contribution Account, of the Adjustments, reduced by any distributions from such account.

 Section 1.39 PROFIT SHARING CONTRIBUTIONS mean contributions made to the Trust Fund by the Employer pursuant to Section 3.3.

 Section 1.40   REQUIRED AGGREGATION GROUP means

                (a) each plan of an Employer in which a Key Employee is a participant; and

                (b) each other plan of an Employer which enables any plan in subsection (1) to meet the requirements of Code Sections 401(a)(4) or 410, and

                (c) each terminated plan maintained by an Employer within the last five years ending on the determination date for the Plan Year in question and which, but for the fact that it terminated, would be part of a Required Aggregation Group for such Plan Year.

 Section 1.41 SALARY REDIRECTION means contributions made to the Trust Fund by the Employer pursuant to Section 3.1.

 Section 1.42 SALARY REDIRECTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) Salary Redirection amounts made on his behalf pursuant to Section 3.1, and (ii) the Participant's proportionate share, attributable to his Salary Redirection Account, of the Adjustments, reduced by any distributions or withdrawals from such Account.

 Section 1.43 SERVICE shall be accumulated as follows: (1) prior to January 1, 1997, a year of Service shall be credited for each 12 month period of service from the Employee's date of hire, subject to the rules and limitations set forth in this Plan prior to this restatement, (2) for the service year of an Employee which ends in calendar year 1997, one year of Service shall be credited, and (3) after January 1, 1997, a year of Service shall be credited for each Plan Year during which a Participant has been credited with 1000 or more Hours of Service for the Company or an Employer (whether before or after participation begins) subject to the following:

                (a) Years of Service for periods beginning after January 1, 1997 prior to the date an Employee attains age 18 shall not be taken into account in determining that a Participant's vesting percentage pursuant to Section 5.5.

                (b) Service for periods beginning after January 1, 1997 shall include periods of employment with any entity acquired by the Company or an Employer, or any entity which operates a facility acquired by the Company or an

                     Employer, provided that no Employee shall receive credit for more than seven years of Service as a result of periods of employment with said entity and provided that said entity is either listed on Appendix "A" or maintained a plan that has been merged with this Plan. If the entity's records are inadequate to determine Hours of Service for years of employment with the entity, Service will be credited (subject to the seven year limitation) from the Employee's most recent date of hire with the acquired entity, rounded to the nearest whole year.

                (c) Years of Service for periods beginning after January 1, 1997 prior to a Break in Service shall not be taken into account until such time as the Employee has completed a year of Service after he returns to the employ of the Employer.

                (d) Effective January 1, 1997, if the Employee does not have a nonforfeitable interest in his Employer-provided benefit, and the Employee incurs consecutive Breaks in Service, the Employee's Service prior to the Breaks in Service will be disregarded if the consecutive Breaks in Service equal or exceed the greater of (i) five, or (ii) the Employee's Service prior to the Break in Service.

                (e) Years of Service after five or more consecutive Breaks in Service shall not be taken into account in determining the vesting percentage of a Participant pursuant to Section 5.5 derived from Employer Contributions subject to said vesting schedule made before such five consecutive Breaks in Service.

                (f) Service with a predecessor employer will be credited to an employee as Service for the Employer as required pursuant to Code Section 414(a). For purposes of this Subsection, a predecessor employer is an employer who sponsored a plan qualified under Code Section 401(a) which is maintained by the Employer.

                (g) An Employee shall be credited with a year of Service for each 12 month period of service prior to December 31, 1997 from the Employee's most recent date of hire with Convalescent Pharmaceutical Services, Inc. or any other employer participating in the CKP Savings and Retirement Plan at the time some of its assets were merged into this Plan, or with Nationwide Care, Inc., for purposes of eligibility under Section 2.1 and vesting under Section 5.5, provided that no Employee shall be credited with more than 5 Years of Service under this Paragraph 1.43(g). For purposes of this Section 1.43(g), if an Employee transferred employment from a partner of a partnership employer participating in the CKP Savings and Retirement Plan to that partnership, his most recent date of hire shall be his most recent date of hire with the partner.

 Section 1.44 TOP HEAVY PLAN means any plan under which, as of any determination date (the last day of the preceding Plan Year), the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of cumulative accrued benefits under the Plan for all Employees. For purposes of this definition the following provisions shall apply:

                (a) If such plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all Employee accounts under the plan, other than voluntary deductible Employee contributions. If such plan is a Defined Benefit Plan, the present value of cumulative accrued benefits shall be the lump sum present value determined pursuant to the plan. Moreover, the present value of the cumulative accrued benefits shall be increased by the amount of all Plan distributions made with respect to a current or former employee during the five year period ending on the determination date, including distributions under a terminated plan which, if it had not been terminated, would have been required to be included in a Required Aggregation Group.

                (b) A plan shall be considered to be a Top Heavy Plan for any Plan Year if, on the last day of the preceding Plan Year, the above rules were met. For the first Plan Year that the Plan shall be in effect, the determination of whether the Plan is a Top Heavy Plan shall be made as of the last day of such Plan Year.

                (c) Each plan of an Employer required to be included in a Required Aggregation Group shall be treated as a Top Heavy Plan if such group is a top heavy group.

                (d) With regard to a Participant or former Participant who (i) has not performed any service for an Employer at any time during the five year period ending on the determination date, or (ii) was formerly a Key Employee, but who is not a Key Employee on the determination date, the present value of the cumulative Accrued Benefit for such Participant or former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

                (e)  This definition shall be interpreted consistent with Code
                     Section 416 and rules and regulations issued thereunder. Further, such law and regulation shall be controlling in all determinations under this definition inclusive of any provisions and requirements stated thereunder but hereinabove absent.

 Section 1.45 TOTAL AND PERMANENT DISABILITY OR TOTALLY AND PERMANENTLY DISABLED means a physical or mental condition arising after the original date of employment of the Participant which is expected to totally and permanently prevent him from substantially performing his usual duties with the Employer or from performing like duties for which he is reasonably qualified based upon education, experience and abilities. The determination by the Committee as to whether a Participant is totally and permanently disabled shall be made
               (i) on medical evidence by a licensed physician designated by the Committee, (ii) on evidence that the Participant is eligible for disability benefits under any long-term disability plan sponsored by the Employer, or (iii) on evidence that the Participant is eligible for disability benefits under the Social Security Act in effect at the date of disability.

Section 1.46 TRUST AGREEMENT means the agreement entered into between the Sponsoring Employer and the Trustee pursuant to Article 7 hereof.

Section 1.47   TRUST FUND means the trust fund created in accordance with
               Article 7 hereof.

Section 1.48 TRUSTEE means such individual or corporation as shall be designated in the Trust Agreement to hold in trust any assets of the plan for the purpose of providing benefits under the Plan, and shall include any successor trustee designated thereunder.

Section 1.49 VALUATION DATE means each date on which the U.S. securities trading markets are open on or after January 1, 1997. As of each Valuation Date the Trust Fund shall be valued at fair market value.

Section 1.50 VRSP means the Vencor Retirement Savings Plan as amended from time to time.

                                   ARTICLE 2

                                 PARTICIPATION

 Section 2.1    ELIGIBILITY REQUIREMENTS

                (a) Effective January 1, 1997, any Employee who has attained the age of 21 and has remained an Employee until 12 months following the first date on which the Employee logged an Hour of Service, shall be eligible as of the next Entry Date, provided, however, that an Employee who does not meet these rules shall nonetheless be eligible no later than the Entry Date coincident with or next following the [1] completion of 1000 Hours of Service in a 12 consecutive month period and [2] attainment the age of 21. Thereafter, the period shall be the Plan Year in which occurs the anniversary of the date the Employee completes his first Hour of Service.

                (b) Any employee in a class of employees that was eligible to participate in The Hillhaven Corporation Deferred Savings Plan ("Affiliate Plan") prior to January 1, 1997 and who was hired prior to January 1, 1997 shall be eligible to participate in this Plan on January 1, 1997 if, at that date, that employee is employed in a capacity defined as an Employee in this Plan. Any Employee hired prior to January 1, 1997 in a class of employees eligible to participate in this Plan prior to January 1, 1997 shall become eligible for the Plan at the next Entry Date coincident with or following the date they meet the eligibility rule applicable to them at their hire date under the Plan (e.g., no age 21 requirement shall apply to those hired prior to January 1, 1997).

                (c) For purposes of this Section, in the event that an employee of an entity that is or would be an Employer if the entity adopted this Plan for its employees or of an entity that is a participating employer in the VRSP becomes an Employee as defined in Section 1.14 (either because of a change in employment status or adoption of this Plan by the entity by which he is employed), all periods of service while an employee of the Employer or of an entity which participates in the VRSP, shall be counted for purposes of determining eligibility to participate in the Plan. In all events, this Plan and the VRSP shall be construed so that, at no point in time, does any one Participant have a right to participate in both this Plan and the VRSP.

 Section 2.2    PLAN BINDING

                Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan and the Trust Agreement, including all amendments to the Plan and the Trust Agreement made in the manner herein authorized.

 Section 2.3    REEMPLOYMENT AND TRANSFERS

                Solely for purposes of this Section 2.3, the following rules shall apply:

                (a) Termination of employment shall be deemed to occur when an Employee has an interruption in continuity of his employment by the Employer. Such termination may have resulted from retirement, death, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Employer or to retire by the date on which an authorized leave of absence expired.

                (b) If an Employee who was not eligible to become a Participant in the Plan during his prior period of employment is reemployed, he shall be eligible to participate in the Plan after he has met the requirements of Section 2.1(a), calculated from his original date of hire, unless he has had a one-year Break in Service, in which case Service before such Break in Service shall not be taken into account for purposes of this Section until the Employee has met the requirements of Section 2.1(a) calculated from his date of rehire.

                (c) If an Employee who was a Participant in the Plan during his prior period of employment (or who had met the age and service requirements of Section 2.1(a) or (b) but did not remain employed until the applicable Entry Date) is reemployed, he shall be eligible to again become a Participant as of the Entry Date first following his date of rehire.

                (d) If an Employee transfers employment from an entity that would be an Employer if it adopted this Plan for the benefit of its employees or from an entity which participates in the VRSP to the Employer (for purposes of this Section, an "Affiliate"), the Employee shall become a Participant under this Plan as of the date of transfer of employment to the Employer, provided he has been employed by the Affiliate, as of the date of transfer of employment, for the period required in Section 2.1(a) or (b), calculated from his original date of hire with the Affiliate. If the Employee who transfers employment from an Affiliate to the Employer has not been employed, as of the date of transfer of employment, for the period required in
                     Section 2.1(a) or (b), he shall become a Participant under this Plan upon meeting the eligibility requirements of
                     Section 2.1(a) or (b), counting all past Service with the Affiliate for that purpose.

                (e) The Individual Account in this Plan of an Employee who transfers to or from an Affiliate shall remain in this Plan and be eligible for the same Investment Funds as an active Participant. No distribution shall be made of an Individual Account (other than on account of hardship or after age 70 1/2) until and unless the former Employee has terminated service with all Affiliates.

 Section 2.4    BENEFICIARY DESIGNATION

                Upon commencing participation, each Participant shall designate a Beneficiary on forms furnished by the Committee. Such Participant may then from time to time change his Beneficiary designation by written notice to the Committee and, upon such change, the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease. A married Participant may not name as a Beneficiary someone other than the Participant's spouse unless the spouse consents in writing to such other designation, which consent shall be acknowledged by a Plan representative or by a notary public. The consent of the spouse must be limited to a specific Beneficiary and must be obtained each time the Beneficiary is changed. If, at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the person or in equal parts to the persons in the first of the following classes of successive preference beneficiaries then surviving: the Participant's (i) surviving spouse, unless the spouse disclaims the benefit, (ii) natural and adopted children, (iii) parents, (iv) brothers and sisters, (v) estate. If the Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefits shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

 Section 2.5    NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE

                After the end of each calendar quarter, or more frequently as determined by the Committee, the Committee shall notify each Participant of the amount of his share in the Adjustments and Contributions for the period just completed, and the new balance of his Individual Account.

                                   ARTICLE 3

                                 CONTRIBUTIONS

 Section 3.1    SALARY REDIRECTION

                Each Participant may elect to have Salary Redirection made on his behalf by agreeing to salary reduction contributions from cash wages payable via an identity-secure telephonic enrollment system (or in writing, if the telephonic system is impracticable) ("IVR"). A new Participant in this Plan who was, immediately prior to becoming an Employee, a Participant in the VRSP or The Hillhaven Deferred Savings Plan, shall be deemed to have made a salary reduction agreement for this Plan in the same amount as was in effect for that other plan, unless and until the Participant changes his salary reduction agreement by the IVR.

                (a) Salary Redirection each payroll period must equal an whole percentage from 1% to 16% of a Participant's Compensation. Salary Redirection shall begin, be increased or revoked effective with the first pay date processed in the month after a Participant has entered into or changed his salary reduction agreement via IVR, provided that such enrollment is concluded before 11:59 p.m. Central Standard Time on the 15th day of the month (the "enrollment deadline"). In the event a Participant does not so elect when initially eligible, he may subsequently elect to have Salary Redirection made on his behalf at any time effective for the first pay date in the month after the Participant has entered into a salary reduction agreement via IVR, subject to the enrollment deadline.

                (b) The Employer shall pay to the Trustee any Salary Redirection made on behalf of any Participant as soon as practicable following the end of each regular pay period.

                (c) The Employer may amend, to the extent it deems appropriate, a Participant's salary reduction Agreement for any Plan Year or portion thereof if the Employer determines that such amendment is necessary to ensure that a Participant's Annual Additions for any Plan Year might exceed the limitations of Sections 3.4, 3.5, 3.6 or 4.5 the requirements of Code Sections 401(k) or (m) or such other requirements prescribed by law.

 Section 3.2    MATCHING CONTRIBUTIONS

                (a) As of the end of each calendar quarter, the Employer shall make a Matching Contribution to the Trust Fund on behalf of eligible Participants. If Matching Contributions are made prior to the end of a calendar quarter, they shall nonetheless be left unallocated until the quarter ends. Matching contributions will be equal to the "applicable percentage" of the eligible Participant's net eligible Salary Redirection.

                (b) Net eligible Salary Redirection means Salary Redirection of up to 4% of Compensation, during the period since the last preceding calendar-quarter end, which Salary Redirection has not been withdrawn since the preceding calendar-quarter end. For purposes of calculating net eligible Salary Redirection, withdrawals shall be deemed to have been made from the earliest Salary Redirection not yet withdrawn. Any Matching Contribution shall be allocated to the Matching Contribution Account of each eligible Participant.

                (c) For purposes of this Section, the term "eligible Participant" shall mean a Participant who is either (i) actively employed by the Employer or an employer which participates in the VRSP (even if not still an "Employee") as of the end of each calendar quarter, or (ii) died since the end of the preceding calendar quarter, or (iii) retired or became disabled pursuant to Section 5.1, 5.2, or 5.4 since end of the preceding calendar quarter, or (iv) on a Family and Medical Leave Act leave of absence at the end of the calendar quarter.

                (d) The "applicable percentage" for each calendar quarter shall be determined based on the number of the Participant's completed years of Service as of March 31 of the Plan Year in which the last day of the quarter occurs, as follows:

                                                      PERCENTAGE OF NET ELIGIBLE
                                                              SALARY REDIRECTION
                      YEARS OF SERVICE AS OF                 CONTRIBUTIONS UP TO
                      MARCH 31 OF PLAN YEAR             FIRST 4% OF COMPENSATION

                      At least 1, but less than 2                       12 1/2 %

                      At least 2, but less than 3                            25%

                      At least 3, but less than 4                        37 1/2%

                      4 or more                                              50%

Section 3.3     PROFIT SHARING CONTRIBUTIONS

                As of the last day of each Plan Year, the Employer may make a Profit Sharing Contribution to the Trust Fund. Any such Profit Sharing Contribution shall be allocated to the Profit Sharing Contribution Account of each Participant who (i) has satisfied the eligibility requirements of Section 2.1 (without regard to whether the Participant has made an election pursuant to Section 3.1), (ii) is actively employed by the Company on said date and in a class which is included in the definition of "Employee," and (iii) has been credited with at least 1000 Hours of Service during the Plan Year. Any such Profit Sharing Contribution shall also be allocated to the

                Profit Sharing Account of each Former Participant (i) who died since the end of the preceding Plan Year, or (ii) who retired or became disabled pursuant to Section 5.1, 5.2, or 5.4 since the end of the preceding Plan Year, (iii) who is on a Family and Medical Leave Act leave of absence on the last day of the Plan Year. Any such Profit Sharing Contributions shall be allocated to the Profit Sharing Contribution Accounts of the Participants described in the two immediately preceding sentences in the proportion that each such Participant's Compensation during the Plan Year bears to the total Compensation of all such Participants and Former Participants during such Plan Year.

 Section 3.4    NONDISCRIMINATION TEST FOR SALARY REDIRECTION

                (a) Periodically as determined by the Committee, the Employer shall check the actual deferral percentages against the tests identified below.

                (b) The term "eligible Participants," for purposes of this Section shall mean all Participants under this Plan who are eligible to make Salary Redirection contributions during the Plan Year for which the tests are being made.

                (c) The term "actual deferral percentage," means the average of the percentages (calculated separately for each eligible Participant) of Salary Redirection and Qualified Nonelective Contributions on behalf of each eligible Participant divided by the compensation of the eligible Participant.

                (d) The term "compensation" for purposes of this Section shall include Compensation is defined in Treasury Regulations
                     (S)1.414(s)-1T(c)(1) and (2) as modified by Treasury Regulation (S)1.414(s)-1T(c)(4), applied uniformly to all employees for any Plan Year or portion thereof during which they are eligible to participate. Compensation for purposes of this Section shall be limited pursuant to Code Section 401(a)(17).

                (e) Only one of the following two tests need be satisfied not to have a reduction in Salary Redirection.

                     Test I - The actual deferral percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual deferral percentage for the preceding Plan Year of all Non-Highly Compensated Employees, multiplied by 1.25.

                     Test II -  The excess of the actual deferral percentage for the current Plan Year of the group of Highly
                                Compensate Employees over the actual deferral percentage for the preceding Plan Year of all Non-Highly Compensated Employees is not more than two percentage points, and the actual deferral percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual deferral percentage for the preceding Plan Year of all Non-Highly Compensated Employees, multiplied by two. If Test II in Subsection 3.5(e) is used in testing other contributions pursuant to that Section, Test II under this Section shall be limited as provided for in Code Section 401(m)(9) and the regulations issued by the Secretary of the Treasury of notices issued by the Internal Revenue Service. If a multiple use of Test II occurs, such multiple use shall be corrected by reducing either the actual deferral percentage or actual contribution percentage of the Highly Compensated Employee in an amount calculated in the manner provided in Section 3.4(f) or Section 3.5(f).

                     Notwithstanding the above, the Sponsoring Employer may elect to perform the tests using the Average Actual Deferral Percentage for the current Plan Year for Participants who are Non-Highly Compensated Employees for the current Plan Year rather than using prior Plan Year data, provided that if such election is made for the 1998 or a later Plan Year, the test must continue to be performed based on current Plan Year data until the election is changed in a manner prescribed by the Secretary of the Treasury. Unless the Sponsoring Employer elects to use current Plan Year data, the Participants taken into account in determining the prior Plan Year's Average Actual Deferral Percentage for Non-Highly Compensated Employees are those individuals who were Non-Highly Compensated Employees during the preceding Plan Year, without regard to the Participants' status during the current Plan Year (i.e., a Participant who was a Non-Highly Compensated Employee for the preceding Plan Year is included in the calculation as a Non-Highly Compensated Employee even if the Participant is no longer employed by the Employer or has become a Highly Compensated Employee for the current Plan Year). For the 1997 Plan Year, the determination of who was a Non-Highly Compensated Employee for the 1996 Plan Year shall be made using the definition of Non-Highly Compensated Employee in effect prior to this restatement.

                     For purposes of these tests, the actual deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Redirection allocated to his accounts under two or more arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if such Salary Redirection were made under a single arrangement.

                (f) If neither Test I nor Test II is initially satisfied for any Plan Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(k)(3)(A)(ii) of the Code for such Plan Year if, before the last day of the following Plan Year, the amount of any excess contribution (and any income thereon) is distributed to Participants who are Highly Compensated Employees. The amount to be returned shall be determined as follows:

                     [i] Calculate the dollar amount that would be returned to each Highly Compensated Employee if the Average Deferral Percentage of Highly Compensated Employees were reduced by returning Salary Redirection contributions to such Participants, beginning with those Highly Compensated Employees' with the highest Actual Deferral Percentage and only to the extent necessary to meet either test above.

                     [ii] Determine the total of the dollar amounts calculated in Step [i], and return that amount to Highly Compensated Employees in accordance with Steps [iii] and [iv] below by distributing Salary Redirection contributions as Excess Contributions. Excess Contributions, adjusted for any income or loss allocable thereto, may be distributed before the end of the following Plan Year to Participants on whose behalf such Excess Contributions were made for such preceding Plan Year. Excess Contributions shall be adjusted for income or loss, and the income or loss allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's Salary Redirection contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the value of the Participant's Salary Redirection Account on the last day of the preceding Plan Year.

                     [iii] Reduce the Salary Redirection contributions of the Highly Compensated Employee with the highest dollar amount of Salary Redirection contributions by the amount required to cause that Highly Compensated Employee's Salary Redirection contributions to equal the dollar amount of the Salary Redirection contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Redirection Contributions. However, if a lesser reduction would equal the total remaining excess contributions to be distributed, the lesser reduction amount is distributed.

                     [iv] If the total amount distributed is less than the total excess contributions from Step [ii], Step [iii] is repeated.

                     If it is necessary to reduce the matched Salary Redirection, the Participant shall nevertheless receive from the Plan a distribution equal to the vested portion of the Employer Matching Contribution plus any income thereon that would have been allocated to him had such reduction in contribution not been necessary. Any remaining portion of the Matching Contribution shall be forfeited in accordance with the provisions of Section 5.5.

 Section 3.5    NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS

                (a) Periodically as determined by the Committee, the Employer shall check the actual contribution percentages against the tests identified below.

                (b) The term "eligible Participants," for purposes of this Section, shall mean all Participants under this Plan who are eligible to make Salary Redirection contributions, and receive Matching Contributions during the Plan Year for which the tests are being made.

                (c) The term "actual contribution percentage," means the average of the following percentages (calculated separately for each eligible Participant): Matching Contributions (and Salary Redirection to the extent elected by the Employer and permitted by Regulations under Code Section 401(m)) on behalf of each eligible Participant divided by compensation of the eligible Participant.

                (d) The term "compensation" for purposes of this Section shall include compensation as defined in Treasury Regulations
                     (S)1.414(s)-1T(c)(1) and (2) as modified by Treasury Regulation (S)1.414(s)-1T(c)(4), applied uniformly to all employees for any plan year or portion thereof during which they are eligible to participate. Compensation for purposes of this Section shall be limited pursuant to Code Section 401(a)(17).

                (e) Only one of the following two test need be satisfied not to have a reduction in contribution tested pursuant to this Section.

                     Test I - The actual contribution percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual contribution percentage for the preceding Plan Year of all Non-Highly Compensated Employees, multiplied by 1.25.

                     Test II -  The excess of the actual contribution percentage for the current Plan Year of the group of Highly Compensated Employees over the actual contribution percentage for the preceding Plan Year of all Non-Highly Compensated Employees is not more than two percentage points, and the actual contribution percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual contribution percentage for the preceding Plan Year of all Non-Highly Compensated Employees, multiplied by two. If Test II in Subsection 3.4(e) is used in testing Salary Redirection pursuant to that Section, Test II under this Section shall be limited as provided for in Code
                                Section 401(m)(9) and the regulations issued by the Secretary of the Treasury of notices issued by the Internal Revenue Service. If a multiple use of Test II occurs, such multiple use shall be corrected by reducing either the actual deferral percentage or actual contribution percentage of the Highly Compensated Employee in an amount calculated in the manner provided in Section 3.4(f) or Section 3.5(f).

                     Notwithstanding the above, the Sponsoring Employer may elect to perform the tests using the Average Contribution Percentage for the current Plan Year for Participants who are Non-Highly Compensated Employees for the current Plan Year rather than using prior Plan Year data, provided that if such election is made for the 1998 or a later Plan Year, the test must continue to be performed based on current Plan Year data until the election is changed in a manner prescribed by the Secretary of the Treasury. Unless the Sponsoring Employer elects to use current Plan Year data, the Participants taken into account in determining the prior Plan Year's Average Contribution Percentage for Non-Highly Compensated Employees are those individuals who were Non-Highly Compensated Employees during the preceding Plan Year, without regard to the Participants' status during the current Plan Year (i.e., a Participant who was a Non-Highly Compensated Employee for the preceding Plan Year is included in the calculation as a Non-Highly Compensated Employee even if the Participant is no longer employed by the Employer or has become a Highly Compensated Employee for the current Plan Year). For the 1997 Plan Year, the determination of who was a Non-Highly Compensated Employee for the 1996 Plan Year shall be made using the definition of Non-Highly Compensated Employee in effect prior to this restatement.
                     For purposes of these tests, the actual contribution percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Contributions allocated to his accounts under two or more arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if such Matching Contributions were made under a single arrangement.

                (f) If neither Test I nor Test II is initially satisfied for any Plan Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(m) of the Code for such Plan Year if, before the last day of the following Plan Year, the amount of any excess contribution (and any income thereon) is distributed to Participants who are Highly Compensated Employees or if forfeitable, is forfeited. The amount to be reduced shall be determined as follows:

                     [i] Calculate the dollar amount by which each Highly Compensated Employee's Employer Matching contributions must be reduced to pass wither test, beginning with those Highly Compensated Employees with the highest Contribution Percentage and only to the extent necessary to meet either test above.

                     [ii] Determine the total of the dollar amounts calculated in Step [i], and reduce Highly Compensated Employees' Employer Matching contributions in accordance with Steps [iii] and [iv] below.

                     [iii] Reduce the Employer Matching contributions of the Highly Compensated Employee with the highest dollar amount of Employer Matching contributions by the amount required to cause that Highly Compensated Employee's Employer Matching contributions to equal the dollar amount of the Employer Matching contributions of the Highly Compensated Employee with the next highest dollar amount of Employer Matching contributions. However, if a lesser reduction would equal the total remaining excess contributions to be distributed, the lesser reduction amount is distributed.

                     [iv] If the total amount distributed is less than the total excess contributions from Step [ii], Step [iii] is repeated.

                     If it is necessary to reduce the Employer Matching Contribution, the Participant shall nevertheless receive from the Plan a distribution equal to the vested portion of the Employer Matching Contribution plus any income thereon that would have been allocated to him had such reduction in contribution not been necessary. Any remaining portion of the Matching Contribution shall be forfeited in accordance with the provisions of Section 5.5.

                (g) This Section shall be governed by Code Section 401(m) and any rules or regulations issued pursuant thereto, which may include coordination and/or combination with allocations subject to Section 401(k) in accordance with Treasury Regulation Section 1.401(m)-2.

 Section 3.6    MAXIMUM INDIVIDUAL DEFERRAL

                A Participant shall not be permitted to have his Employer redirect an amount in excess of $9,500 in any calendar year pursuant to the provisions of Section 3.1, including contributions to any other plan of an Employer which are made pursuant to Code Section 402(a)(8). The $9,500 limitation shall be adjusted in accordance with cost-of-living adjustments made by the Secretary of the Treasury pursuant to Code Section 402(g)(5). If any amount is redirected pursuant to Section 3.1 in excess of this limit (as adjusted), or if a Participant notifies the Committee, in writing, by March 1 following the close of the taxable year of the amount contributed in excess of this limit (as adjusted) to all plans pursuant to Code Section 402(a)(8), such amount shall be deemed an "excess deferral" and the Committee shall direct the Trustee to distribute to the Participant (not later than the April 15 following the calendar year in which the excess deferral was made) the amount of the excess deferral plus any income allocable to such amount.

 Section 3.7    MISTAKE OF FACT

                If due to a mistake of fact, Employer Contributions to the Trust Fund for any Plan Year exceed the amount intended to be contributed, notwithstanding any provision to the contrary, the Employer, as soon as such mistake of fact is discovered, shall notify the Trustee. The Employer shall direct that the Trustee return such excess to the Employer, provided such return is made within one year of the date on which the Employer made the contribution.

 Section 3.8    QUALIFIED NONELECTIVE CONTRIBUTIONS

                The Employer may, as of the end of any calendar quarter, make a Qualified Nonelective Contribution to the Trust Fund on behalf of any Participant with a Prior Plan Employer Contribution Account or Prior Plan Salary Redirection Account in an amount equal to the surrender charges assessed by the insurer which held the assets in those accounts in the plan which was merged into this Plan. Such Qualified Nonelective Contributions shall be added to the Salary Redirection Accounts of those Participants in amounts equal to the allocation of the surrender charges to the Participant's combined Prior Plan Employer and Prior Plan Salary Redirection Accounts, shall be 100% vested when made, subject to the same distribution rules as Salary Redirection Contribution, and shall be tested for nondiscrimination as Salary Redirection Contributions in accordance with the provisions of Section 3.4.

 Section 3.9 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994 ("USERRA")

                Effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                Section 414(u) generally provides that an employer maintaining a plan shall be treated as meeting the requirements of USERRA only if an employee reemployed under USERRA is treated as not having incurred a break in service because of the period of military service, the employee's military service is treated as service with the employer for vesting and benefit accrual purposes, the employee is permitted to make additional elective deferrals and employee contributions in an amount not exceeding the maximum amount the employee would have been permitted or required to contribute during the period of military service if the employee had actually been employed by the employer during that period ("make-up contributions"), and the employee is entitled to any accrued benefits that are contingent on employee contributions or elective deferrals to the extent the employee pays the contributions or elective deferrals to the plan. Make-up contributions must be permitted during the period that begins on the date of reemployment and continues for five years or, if less, three times the period of military service. With respect to make-up contributions, the employer must make matching contributions that would have been required if the make-up contributions had actually been made during the period of military service.

                Section 414(u) provides that an employee is treated as receiving compensation from the employer during the period of military service equal to the compensation the employee otherwise would have received from the employer during that period, or, if the compensation the employee otherwise would have received is not reasonably certain, the employee's average compensation from the employer during the period immediately preceding the period of military service. For purpose of (S) 414(u), USERRA is not treated as requiring the crediting of earnings to an employee with respect to any contribution before the contribution is actually made or requiring any allocation of forfeitures to the employee for the period of military service.

                Section 414(u) generally provides that a contribution that is made by an employer or employee to an individual account plan or by an employee to a contributory defined benefit plan, and that is required under USERRA, is taken into account for purposes of the limitations of Section 402(g), 402(h), 403(b), 404(a), 404(h), 408, 415 or 457 in the year to which the contribution relates, not the year in which the contribution is made. In addition, Section 414(u) provides that a plan is not treated as failing to meet the requirements of Section 401(a)(4), 401(a)(26), 401(k)(3), 401(k)(11), 401(k)(12), 401(m),
                403(b)(12), 408(k)(3), 408(k)(6), 408(p), 410(b), or 416 because of the contribution (or the right to make the contribution).

                                   ARTICLE 4

                       ALLOCATION TO INDIVIDUAL ACCOUNTS

 Section 4.1    INDIVIDUAL ACCOUNTS

                The Committee shall establish and maintain an Individual Account in the name of each Participant to which the Committee shall credit all amounts allocated to each such Participant pursuant to Article 3 and the following Sections of this Article.

 Section 4.2    INVESTMENT OF ACCOUNTS

                (a) There shall be established the following Investment Funds within the Trust Fund:

                     (1) INTEREST INCOME FUND - A fund generally invested in investment contracts with banks and insurance companies to generate interest income returns above the rates earned by money market funds, while generally maintaining a stable principal value. This fund may also be referred to as the Stable Value Fund.

                     (2) BALANCED FUND - A fund consisting of both fixed income obligations of the United States Government and its agencies and of companies other than the Sponsoring Employer to provide protection of principal consistent with an attractive rate of return, and equity investments other than the common stock of the sponsoring employer.

                     (3) GROWTH FUND - A fund consisting primarily of common stocks with an objective of capital growth over both the intermediate and long-term.

                     (4) AGGRESSIVE GROWTH FUND - a fund consisting primarily of common stocks of companies that are early in their life cycle and which have the potential to grow significantly, with the objective to provide long term capital appreciation without regard to current income.

                     (5) COMPANY STOCK FUND - solely for Participants who became eligible to participate in the VRSP effective January 1, 1997, a fund consisting primarily of shares of common stock of the Sponsoring Employer and dividends and distributions attributable to said common stock, plus temporary investments held pending purchase of additional shares of common stock of the Sponsoring Employer, which fund shall be subject to the same provisions, terms and conditions as the Company Stock Fund available under the VRSP.

                (b) Each Participant shall have the right to direct the Committee to invest the cumulative balance in his Individual Account in increments of 10% (25% if elections made prior to January 1, 1997, in which case they continue until a change is made by the Participant) in the Investment Funds provided in Section 4.2(a). Such direction shall be effected as soon as practicable after the end of the month, provided the Participant gives the direction by identity-secured telephonic instructions (or in writing if telephonic instructions are impracticable) no later than the 15th day of the month. Neither the Trustee nor any other Fiduciary shall be responsible for investment losses resulting from a Participant's exercise of investment discretion, in accordance with ERISA Section 404(c).

                (c) A Participant who does not make any election under this Section shall have the Individual Account invested in the Stable Value Fund. A Participant who began participation in the Plan prior to January 1, 1997 or who has funds transferred to this Plan from The Hillhaven Deferred Savings Plan shall have assets formerly invested in the Short-Term Investment or Bond Fund transferred to the Stable Value Fund, those formerly in the U.S. Balanced Fund to the Balanced Fund, those formerly in the Large Stock or International Fund to the Growth Fund, and those formerly in the Small Stock Fund to the Aggressive Growth Fund.

                (d) Notwithstanding Section 4.2(b) and (c) above, a Participant who became eligible to participate int he VRSP effective January 1, 1997 shall have the portion of his Individual Account attributable to his Profit Sharing Contribution Account and Matching Contribution Account invested in the Company Stock fund pending the spinoff of those Accounts to the VRSP.

 Section 4.3    VALUATION OF ACCOUNTS

                (a) INDIVIDUAL ACCOUNT. As of each Valuation Date, the Committee shall determine the fair market value of the Individual Account of each Participant for each Investment Fund in which the Individual Account is invested as follows:

                     (1) The value of the Individual Account of each Participant as of the last Valuation Date;

                     (2) Minus the amount of any withdrawals and distributions made from such account since the last Valuation Date;

                     (3) Plus any contributions to the Participant's Salary Redirection Account since the last Valuation Date;

                     (4) Plus any allocation to the Participant's Matching Contribution Account since the last Valuation Date;

                     (5) Plus any allocation to the Participant's Profit Sharing Account since the last Valuation Date;

                     (6) Plus the Individual Account's proportionate share of any investment earnings allocated to each Investment Fund held within the Individual Account since the last Valuation Date;

                     (7) Minus the Individual Account's proportionate share of any investment losses allocated to each Investment Fund held within the Individual Account since the last Valuation Date.

                (b) INVESTMENT EARNINGS OR LOSSES. The investment earnings (or losses, if such computation is negative) from the Investment Funds shall mean the difference between the unit price of any Investment Fund from one business day to the next, and any net gain or loss on non-mutual fund investments in an Investment Fund, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the fund.

                (c) ALLOCATION OF INVESTMENT EARNINGS OR LOSSES. The investment earnings or losses from the Trust Fund shall be allocated to the Individual Account of each Participant invested in the respective Investment Fund in the ratio of "A" divided by "B" where "A" is an amount determined pursuant to
                     Section 4.3(d) for the portion of the Individual Account of each Participant invested in the respective Investment Fund and "B" is an amount determined pursuant to Section 4.3(d) for the portion of the Individual Account of all Participants invested in the respective Investment Fund.

                (d) DETERMINATION OF RATIO. For purposes of determining the ratio is Section 4.3(c), the amounts shall be determined as follows:

                     (1) the value of the portion of such Individual Account(s) in the Investment Fund as of the last Valuation Date;

                     (2) Minus withdrawals and benefit payments to or on behalf of Participants from the portion of such Individual Account(s) in the Investment Fund since the last Valuation Date.

 Section 4.4    TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

                In determining the fair market value of the Trust Fund and of Individual Accounts, the Trustee shall exercise its best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their beneficiaries.

 Section 4.5    MAXIMUM ADDITIONS

                Anything herein to the contrary notwithstanding, the total Annual Additions of a Participant for any Limitation Year when combined with any similar annual additions credited to the Participant for the same period from another qualified Defined Contribution Plan maintained by an Employer, shall not exceed the lesser of the amounts determined pursuant to Section 4.5(a) or (b).

                (a) $30,000 or, if larger, 25% of the dollar limitation in effect under Code Section 415(b)(1)(A) determined by the Commissioner of Internal Revenue as of January 1 of each year to apply to the Limitation Year ending with or within that calendar year; or

                (b) 25% of the Participant's compensation received from the Employer for such Limitation Year, as determined pursuant to Section 415 of the Code.

                (c) In the event a Participant is covered by one or more Defined Contribution Plans maintained by an Employer, the maximum annual additions as noted above shall be decreased in the last Defined Contribution Plan maintained by an Employer in which he participated to ensure that all such plans will remain qualified under the Code.

 Section 4.6    CORRECTIVE ADJUSTMENTS

                In the event that corrective adjustments in the Annual Addition to any Participant's Individual Account are required as the result of a reasonable error in estimating a Participant's compensation, the corrective adjustments shall be made pursuant to and in the order of the subsections in this Section.

                (a) The portion of the Participant's unmatched Salary Redirection made pursuant to Subsection 3.1(a) shall be returned by distribution to the Participant, with earnings thereon. Any amount so returned shall be disregarded for purposes of the tests in Sections 3.4 and 3.5.

                (b) The portion of the Participant's matched Salary Redirection made pursuant to Subsection 3.1(a) and his Matching Contributions shall be proportionally reduced to insure compliance with Section 4.5. Any affected Salary Redirection will be distributed to the Participant and shall not be considered for purposes of the tests in Sections 3.4 and 3.5. Any affected Matching Contributions shall be used to reduce future Matching Contributions.

                (c) The Participant's Profit Sharing Contribution shall be reduced to insure compliance with Section 4.5. Any such amount reduced shall be allocated as of the end of the next Plan Year among the Profit Sharing Contribution Accounts of all other Participants in the same manner as is indicated in Section 3.3.

 Section 4.7    DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION

                If a Participant is a participant in a Defined Benefit Plan maintained by an Employer, the sum of his defined benefit plan fraction and his defined contribution plan fraction for any Limitation Year may not exceed 1.0.

                (a) For purposes of this Section, the term "defined contribution plan fraction" shall mean a fraction the numerator of which is the sum of all of the Annual Additions of the Participant under this Plan and any other Defined Contribution Plan maintained by an Employer as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with an Employer:

                     (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or

                     (2) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) with respect to each individual under the Plan for such Limitation Year.

                (b) For purposes of this Section, the term "defined benefit plan fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit (as defined in the Defined Benefit Plan) determined as of the close of the Limitation Year and the denominator of which is the lesser of:

                     (1) the product of 1.25 multiplied by the dollar limitation in effect pursuant to Section 415(b)(1)(A) of the Code for such Limitation year; or

                     (2) the product of 1.4 multiplied by the amount which may be taken into account pursuant to Section 415(b)(1)(B) of the Code with respect to each individual under the Plan for such Limitation year.

                (c) The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan which is contained in
                     Section 2004 of ERISA,
                     as amended, shall be complied with by a reduction (if necessary) in the Participant's benefits under the Defined Benefit Plan.

                                   ARTICLE 5

                                 DISTRIBUTIONS

Section 5.1    NORMAL RETIREMENT

               When a Participant lives to his Normal Retirement Date and retires, he shall become entitled to the full value of his Individual Account as soon as practicable after the distribution forms are completed (or their time for completion has elapsed), at a value determined as of the date the distribution check is prepared.

Section 5.2    LATE RETIREMENT

               A Participant may continue his employment past his Normal Retirement Date on a year to year basis. He shall continue to be an active Participant under the Plan. Upon his actual retirement, he shall become entitled to the full value of his Individual Account as soon as practicable after the distribution forms are completed (or their time for completion has elapsed), at a value determined as of the date of distribution check is prepared.

Section 5.3    DEATH

               If a Participant dies while an active Participant under the Plan, his Beneficiary shall be entitled to the full value of his Individual Account as soon as practicable after the distribution forms are completed (or their time for completion has elapsed), at a value determined as of the date of distribution check is prepared.

Section 5.4    DISABILITY

               When it is determined that a Participant is Totally and Permanently Disabled, the Committee shall certify such fact to the Trustee and such Disabled Participant shall be entitled to receive the full value of his Individual Account as soon as practicable after the distribution forms are completed, at a value determined as of the date of distribution check is prepared.

Section 5.5    TERMINATION OF EMPLOYMENT

               (a) Subject to Section 5.5(j) below, upon termination of
                   employment for any reason (other than Normal Retirement, Late Retirement, Disability Retirement or Death), a Participant shall be entitled to a benefit equal to the vested portion (as determined in this Section) of the balance of his Individual Account as soon as practicable after the distribution forms are completed, at a value determined as of the date of distribution check is prepared.

               (b) A Participant shall always be 100% vested in the balance of his Salary Redirection Account, and Prior Plan Salary Redirection Account. A Participant shall be 100% vested in all amounts in his Prior Plan Employer Contribution Account that were transferred from the CKP Savings and Retirement Plan (the "CKP Plan"). A Participant who had three years of service under the CKP Plan and whose plan benefit was transferred from that plan to this Plan shall be 100% immediately vested in all accounts under this Plan. All participants in the CKP Plan who do not have three Years of Service on the date a portion of the CKP Plan was merged into this Plan, and all participants employed by Nationwide Care, Inc., regardless of their Years of Service, shall be subject to the vesting schedule contained in Section 5.5 of this Plan for purposes of Employer Contributions made to this Plan.

               (c) A Participant shall be vested in the balance attributable to his Matching and Profit Sharing Contribution Accounts based on years of Service as of his date of termination, in accordance with the following schedule:

                            Years of Service          Vested Percentage
                            ----------------          -----------------

                            Less than 3 years              0%
                            3 but less than 4              20%
                            4 but less than 5              40%
                            5 but less than 6              60%
                            6 but less than 7              80%
                            7 years or more                100%

               (d) Notwithstanding the above, a Participant who has a Prior Plan
                   Employer Contribution Account from The Hillhaven Corporation Deferred Savings Plans, shall be vested in the balance attributable to such account based on years of Service as of his date of termination, in accordance with the following schedule:

                            Years of Service          Vested Percentage
                            ----------------          -----------------

                            Less than 3 years              0%
                            3 but less than 4              30%
                            4 but less than 5              40%
                            5 but less than 6              60%
                            6 but less than 7              80%
                            7 years or more                100%

                   In addition, any Participant who had an account in The Hillhaven Corporation Deferred Savings Plan and who terminated employment during the 1996 calendar year shall be 100% vested in the Participant's Individual

                       Account transferred to this Plan from The Hillhaven Corporation Deferred Savings Plan.

                   (e) Notwithstanding the above, a Participant who attains
                       Normal Retirement Age or dies or becomes Totally and Permanently Disabled, while employed by an Employer, shall be fully vested in his Individual Account under the Plan.

                   (f) A Participant who terminates employment pursuant to this
                       Section with a zero percent vested percentage shall be deemed to have received a distribution on the date he terminates employment. If a Former Participant receives a distribution of the vested portion of his Individual Account prior to incurring five consecutive Breaks in Service or said Former Participant is zero percent vested in his Individual Account, the non-vested balance of such terminated Participant's Individual Account shall be forfeited as of the date he receives or is deemed to receive said distribution. If a Participant who has received a distribution (or deemed distribution) is later rehired before the period described in subsection 5.5(h) below, the Participant need not repay the distributed amount, but his Account shall automatically have the forfeited amount restored to it at the earlier of (1) the last day of the Plan Year in which rehired, or (2) the date of a subsequent termination of employment. Restoration of a forfeiture will come from forfeitures in the year in which he is reemployed and, to the extent such forfeitures are not sufficient, from a special Employer Contribution. Upon a subsequent termination of employment prior to the Participant becoming 100% vested, the gross distribution shall be determined by multiplying the vested percentage at the subsequent termination by the account balance then actually restored to the Plan, plus the distribution previously received. The amount to be distributed to the Participant shall be the vested percentage of the adjusted account, minus the amount previously distributed.

                   (g) The non-vested balance of the Individual Account of a
                       terminated Participant shall be forfeited as of the last day of the Plan Year in which such terminated Participant incurs five consecutive Breaks in Service if the Participant is vested in any portion of his Individual Account and does not receive a distribution prior to incurring five consecutive Breaks in Service.

                   (h) A terminated Participant who is reemployed and again
                       becomes a Participant after incurring five or more consecutive Breaks in Service shall not have any amount forfeited pursuant to this Section restored to his Individual Account.

                   (i) Any Matching Contributions and Profit Sharing
                       Contributions forfeited will be first used to reduce Matching Contributions pursuant to Section 3.2.

               (j) Notwithstanding anything to the contrary in this Section 5.5 or in Section 5.6(a), no portion of a Participant's Individual Account shall be distributed to him until the participant has separated from service within the meaning of Code Section 401(k)(2)(B), unless the distribution is in connection with an event described in Code Section 401(k)(10) and the Treasury Regulations under that Section.

Section 5.6    COMMENCEMENT OF BENEFITS

               (a) Any benefits payable under this Article shall be paid as soon as reasonably possible following the actual date of severance, at the value determined as of the Valuation Date coincident with or immediately preceding receipt of properly completed distribution forms from the Participant, subject to the Participant's consent if his actual date of severance is prior to Normal Retirement Age and subject to Subsection 5.7(a). In no event, however, shall payment begin beyond 60 days after the last day of the Plan Year in which occurs the latest of (i) the Participant's reaching Normal Retirement Age; (ii) the 10th anniversary of the date the Employee became a Participant; or (iii) termination of the Participant's employment. Notwithstanding anything in the Plan to the contrary and notwithstanding the Participant's lack of consent, benefits under this Plan shall be paid as soon as reasonably possible following the later of the Participant's actual date of severance or his Normal Retirement Date.

               (b) Except as required in this Section for a Participant who has an Individual Account to which Section 5.7(b) or Section 5.6(c) applies, a Participant may defer distribution to a subsequent date. If the Participant does not consent to a distribution as provided above, such distribution shall be made based on the value of the Individual Account as of the date the check for the distribution is prepared and shall be delivered as soon as reasonably practical after notice to the Committee of the election to receive a distribution.

               (c) Notwithstanding any other provisions of the Plan, the payment of a Participant's benefits hereunder shall begin by payment of a lump sum of the entire Accounts of the Participant no later than the April 1 following the calendar year in which the Participant has both attained age 70 1/2 and has retired, provided that for 5% owners as defined in Section 416 of the Code, distribution must begin by April 1 following the calendar year in which the Participant attains age 70 1/2, regardless of whether the Participant has retired; and further provided that, if the Internal Revenue Service in regulations or other pronouncements provides that eliminating the automatic distribution from this Plan beginning after age 70 1/2 for a non-5% owner who has not yet separated from service is a prohibited cut-back of benefits, then a Participant shall have the option to take a lump sum distribution even while employed, at the April 1 following attainment of age 70 1/2, if the Participant so elects in writing, and, if so elected, shall receive a distribution on or before December 31 of the year after attainment of age 70 1/2, and again each year thereafter while still employed, shall receive a similar distribution of all amounts accrued in Accounts of the Participant since the last such distribution.

                (d) Notwithstanding anything in the Plan to the contrary, any benefit payable to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, shall be paid as soon as administratively possible following the determination that the order meets the requirements of Section 414(p) of the Code.

                (e) Notwithstanding anything in the Plan to the contrary, in the event a Participant terminates employment for any reason and recommences employment prior to distribution of his entire vested account in the Plan, the undistributed portion of his vested account shall remain in the Plan until his account again becomes distributable due to a subsequent termination.

 Section 5.7    METHODS OF PAYMENT

                (a) A Participant or Beneficiary shall elect a distribution of the Individual Account in a single lump sum payment in cash as provided hereinafter. Except as provided in Section 5.7(c) or Section 5.11, no other manner of distribution shall be provided. The request by the Participant or the Beneficiary shall be in writing and shall be filed with the Committee. The Committee may not require a distribution without the consent of the Participant prior to his reaching Normal Retirement Age or, if the Participant is deceased, without the consent of his spouse, if the spouse is living and if the spouse is his Beneficiary, unless the vested value of the Individual Account is $3,500 or less. If the vested value of the Participant's Individual Account is $3,500 or less, the benefits payable will be paid as soon as reasonably possible following the actual date of severance, notwithstanding lack of consent. If the vested value of the Participant's Individual Account has been more than $3,500 at the time of any distribution, the value the Participant's Individual Account will be deemed to be more than $3,500 at the time of any subsequent distribution for purposes of the consent requirements of this Section.

                (b) If the Participant dies before distribution occurs, the
                    Participant's entire interest will be distributed no later than five years after the Participant's death, except, if the designated Beneficiary is the Participant's surviving spouse, the distribution must be made no later than the date on which the Participant would have attained age 65.

                (c) Notwithstanding anything in this Section to the contrary, in the case of a Participant who has a Prior Plan Salary Redirection Account or a Prior Plan

                   Employer Contribution Account, the Participant may take distribution of his Prior Plan Salary Redirection Account or Prior Plan Employer Contribution Account at such time or in such other form as was provided in the plan (as in effect as of the date of transfer) from which the Prior Plan Salary Redirection Account or Prior Plan Employer Contribution Account was transferred.

Section 5.8    BENEFITS TO MINORS AND INCOMPETENTS

               If any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the ways specified in Subsections
               (a) through (c) of this Section.

               (a) By payment thereof directly to such minor;

               (b) By application thereof for benefit of such minor;

               (c) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

               In the event that it shall be found that person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

Section 5.9    UNCLAIMED BENEFITS

               (a) The Plan does not require either the Trustee or the Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Committee, by certified mail addressed to his last known address of record with the Committee or the Employer, shall notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Committee within six months from the date of mailing of the notice, or before the termination or discontinuance of this Plan, whichever should first occur, the Committee shall thereafter treat the Participant's or Beneficiary's unclaimed payable Account as a Forfeiture. A Forfeiture under this Section shall occur when the Committee determines that the Participant or Beneficiary cannot be located, but not earlier than the end of the notice period, or if later, the earliest date applicable Treasury regulations would permit the Forfeiture.

               (b) If a Participant or Beneficiary who has incurred a forfeiture of his Account under this Section makes a claim, at any time, for his forfeited Account, the Committee shall restore the Participant's or Beneficiary's forfeited Account to the same dollar amount as the dollar amount of the Account forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Committee shall make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of forfeitures the Administrator otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust net income or gain for the Plan Year and then from the amount, or additional amount, the Employer shall contribute to enable the Committee to make the required restoration. The Committee shall direct the Trustee to distribute the Participant's or Beneficiary's restored Account to him not later than 60 days after the close of the Plan Year in which the Committee restores the forfeited Account. The forfeiture provisions of this Section shall apply solely to the Participant's or to the Beneficiary's Account derived from Employer contributions.

Section 5.10   PARTICIPANT DIRECTED ROLLOVERS

               (a) This Section applies to distributions made on or after
                   January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b) For purposes of this Section, an eligible rollover
                   distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (c) For purposes of this Section, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                   Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               For purposes of this Section, a distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (d) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

Section 5.11   JOINT AND SURVIVOR OPTIONS

               (a) This Section shall only apply to a Participant who has a
                   Prior Plan Employer Contribution Account and/or a Prior Plan Salary Redirection Account that was transferred as a result of a plan merger from a plan that provided for an annuity form of distribution.

               (b) QUALIFIED JOINT AND SURVIVOR ANNUITY. Except as otherwise provided below, unless an optional form of benefit is selected pursuant to a qualified election within the 90 day period ending on the date benefit payments would commence, a Participant's vested Prior Plan Employer Contribution Account and Prior Plan Salary Redirection Account will be paid in the form of a qualified joint and survivor annuity, and an unmarried Participant's benefit shall be paid in the form of a life annuity unless otherwise elected by the Participant. A qualified joint survivor annuity will not be applicable and this Section shall not apply if the following conditions are met:

                   (1) The Participant's vested Individual Account is payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse, or if the surviving spouse has previously consented to the designation of a non-spouse Beneficiary in the manner prescribed under this Section, and

                   (2) Such Participant does not elect a payment of benefits in the form of a life annuity, and

                   (3) With respect to such Participant, such Plan is not a
                       direct or indirect transfer of a Plan which is described in clause (i) or (ii) of Code Section 401(a)(11)(B), or

                   (4) If the distribution is subject to the terms and
                       conditions contained in Section 5.7 concerning the distribution of vested Individual Accounts of $3,500 or less.

               (b) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Except as otherwise provided in this Subsection, unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before benefits have commenced, then the Participant's vested Prior Plan Employer Contribution Account and Prior Plan Salary Redirection Account shall be applied toward the purchase of an annuity for the life of the surviving spouse. Benefits will not be required to be paid in the form of a preretirement survivor annuity if the following conditions are met:

                   (1) The Participant's vested Individual Account is payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse, or if the surviving spouse has previously consented to the designation of a non-spouse Beneficiary in the manner prescribed under this Section, and

                   (2) Such Participant does not elect a payment of benefits in the form of a life annuity, and

                   (3) With respect to such Participant, such Plan is not a
                       direct or indirect transfer of a Plan which is described in clause (i) or (ii) of Section 401(a)(11)(b) of the Code, and

                   (4) If the distribution is subject to the terms and
                       conditions contained in Section 5.7 concerning the distribution of vested Individual Accounts of $3,500 or less.

               (c) ELECTION PERIOD shall mean, for purposes of this Section, the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Individual Account Balance as of the date of separation, the election period shall begin on the date of separation.

               (d) EARLY RETIREMENT AGE shall mean, for purposes of this
                   Section, the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

               (e) QUALIFIED ELECTION shall mean, for purposes of this Section, an election pursuant to this Subsection. A waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity is permitted. The waiver must be in writing, must be executed by the Participant, must specify the Beneficiary and the optional form of benefit and must be consented to by the Participant's spouse. The spouse's consent to a waiver must be witnessed by a Plan representative or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed qualified election, the designated spouse. Additionally a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

               (f) QUALIFIED JOINT AND SURVIVOR ANNUITY shall mean, for purposes of this Section, an annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Prior Plan Employer Contribution Account and Prior Plan Salary Redirection Account.

               (g) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY shall mean, for purposes of this Section, a survivor annuity for the life of the surviving spouse, the actuarial equivalent of which is not less than 50% of the vested Prior Plan Employer Contribution Account and Prior Plan Salary Redirection Account of the Participant as of the date of death, which may become payable as a result of the Participant's death prior to his Normal Retirement Date.

             (h)   NOTICE REQUIREMENTS.

                   (1) In the case of a qualified joint and survivor annuity the
                       Committee shall provide each Participant no less than 30 days and no more than 90 day prior to the annuity starting date (or such other time as provided by regulations or other pronouncements), a written explanation of (i) the terms and conditions of a qualified joint and survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Participant's spouse; and
                       (iv) the right to make and the effect of a revocation of a previous election to waive the qualified joint and survivor annuity.

                   (2) In the case of a qualified preretirement survivor annuity the Committee shall provide each Participant within the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirement of a qualified joint and survivor annuity. If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Committee shall provide notice no later than the close of the third Plan Year succeeding the entry of the Participant in the Plan.

                   (3) Notwithstanding the other requirements of this Section, the respective notices prescribed by this Section need not be given to a Participant if the Plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity, and the Participant cannot elect another form of benefit. For purposes of this Section, the Plan fully subsidizes the costs of a benefit if under the Plan the failure to waive such benefit by a Participant would not result in a decrease in any plan benefits with respect to such Participant and would not result in increased contributions from the Participant.

                                   ARTICLE 6

                                  WITHDRAWALS

Section 6.1    HARDSHIP WITHDRAWAL

               (a) Except as otherwise provided in this Section, and upon proper written application of a Participant made at least 30 days in advance of the withdrawal date, in such form as the Committee may specify, the Committee in its sole discretion may permit the Participant to withdraw a portion or all of the balance of his Salary Redirection Account and Prior Plan Salary Redirection Account, provided that earnings allocated to said account may not be withdrawn. Such withdrawal shall be based on the Valuation Date coincident with or immediately preceding the date of distribution and may not be less than $500.00, or if the amount of hardship exceeds $500.00 but the amount available for distribution is lower, the total amount available for distribution as a hardship withdrawal.

               (b) The reason for a withdrawal pursuant to this Section must be to enable the Participant to meet unusual or special situations in his financial affairs resulting in immediate and heavy financial needs of the Participant. Such situations shall be limited to:

                   (1) uninsured medical expenses (described in Code Section
                       213(d)) incurred by or needed to procure services for the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code Section 152);

                   (2) purchase (excluding mortgage payments) of a principal
                       residence for the Participant;

                   (3) payment of tuition for the next 12 months of post-
                       secondary education for the Participant, his or her spouse, children, or dependents;

                   (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                   (5) any additional items which may be added to the list of deemed immediate and heavy financial needs by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and other documents of general applicability.

                   Any withdrawal hereunder may not exceed the amount required to meet the immediate financial need created, and provided further that such amount must not be reasonably available from other resources of the Participant.

               (c) The Committee may shorten the notice period if it finds it is administratively feasible. In granting or refusing any request for withdrawal or in shortening the notice period, the Committee shall apply uniform standards consistently and such discretionary power shall not be applied so as to discriminate in favor of Highly Compensated Employees.

               (d) The withdrawals under this Section shall in no way affect said Participant's continued participation in this Plan except by the reduction in account balances caused by such withdrawal.

               (e) A Participant shall present evidence to the Committee that the requested withdrawal is not in excess of the amount necessary to relieve the financial need of the Participant and that the need can not be satisfied from other resources that are reasonably available to the Participant. The determination by the Committee that the distribution will be necessary to satisfy an immediate and heavy financial need will be made on the basis of all relevant facts and circumstances. A distribution generally will be treated as necessary to satisfy a financial need if the Committee relies, without actual knowledge to the contrary, on the Participant's representation that the need cannot be relieved:

                   1. through reimbursement of compensation by insurance or
                      otherwise;

                   2. by reasonable liquidation of the Participant's assets,
                      to the extent such liquidation would not itself cause an immediate and heavy financial need;

                   3. by cessation of Salary Redirection under the Plan; or

                   4. by other distributions or non-taxable loans from the
                      plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

               For purposes of this Subsection, the Participant's resources shall be deemed to include those of his spouse and minor children that are reasonably available to the Participant.

Section 6.2    PRIOR PLAN EMPLOYER CONTRIBUTION ACCOUNT WITHDRAWALS

               Upon proper written application in such manner and in such form as the Committee may specify, a Participant shall be permitted to withdraw a portion or all of the balance of his Prior Plan Employer Contribution Account and Prior Plan Salary

               Redirection Account while employed, determined as of the Valuation Date coincident with or immediately preceding the date of application but only to the extent that he would have been permitted to withdraw the funds in the account if they had not been transferred from the prior plan which was merged into this Plan.

Section 6.3    PARTICIPANT LOANS

               No Participant loans are permitted under this Plan. However, to the extent that a plan that is merged into this Plan has loans outstanding, the outstanding loan balance and accrued interest may be transferred to this Plan and segregated in the Participant's Individual Account until repaid. The loan shall be repaid and subject to the terms of the loan agreement, including the provisions of the merged plan.

                                   ARTICLE 7

                                    FUNDING

Section 7.1    CONTRIBUTIONS

               Contributions by the Employer and by the Participants as provided for in Article 3 shall be paid over to the Trustee. All contributions by the Employer shall be irrevocable, except as herein provided, and may be used only for the exclusive benefit of the Participants, Former Participants and their Beneficiaries.

Section 7.2    TRUSTEE

               The Sponsoring Employer has entered into an agreement with the Trustee whereunder the Trustee will receive, invest and administer trust fund contributions made under this Plan in accordance with the Trust Agreement.

               Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, the management of the Trust Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Trust Fund.

               The Trustee shall, in accordance with the terms of such Trust Agreement, accept and receive all sums of money paid to it from time to time by the Employer, and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a trust fund for the exclusive benefit of the Participants, Former Participants and their Beneficiaries or the payment of reasonable expenses of administering the Plan.

               In the event that affiliated or subsidiary Employers become signatory hereto, completely independent records, allocations, and contributions shall be maintained for each Employer. The Trustee may invest all funds without segregating assets between or among signatory Employers.

                                   ARTICLE 8

                                  FIDUCIARIES

Section 8.1    GENERAL

               (a) Each Fiduciary who is allocated specific duties or
                   responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants, Former Participants and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants, Former Participants and Beneficiaries, or defraying reasonable expenses of administering the Plan. Each Fiduciary, in carrying out such duties and responsibilities, shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

               (b) A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be paid from the Trust Fund or by the Employer.

               (c) A Fiduciary may allocate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, a Fiduciary may not allocate any responsibilities as contained herein relating to the management or control of the Trust Fund except through the employment of an investment manager as provided in Section 8.3 of this Article and in the Trust Agreement relating to the Fund.

Section 8.2    EMPLOYER

               (a) The Sponsoring Employer established and maintains the Plan for the benefit of its Employees and for Employees of Participating Employers and of necessity retains control of the operation and administration of the Plan. The Sponsoring Employer, in accordance with specific provisions of the Plan, has as herein indicated, delegated certain of these rights and obligations to the Trustee, and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

               (b) The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee,
                   (b) the Trustee, and (c) the accountant engaged on behalf of the Plan by the Sponsoring Employer may require for the effective discharge of their respective duties.

Section 8.3    TRUSTEE

               The Trustee, in accordance with the Trust Agreement, shall be a directed Trustee with respect to Trust Fund, except that the Committee may in its discretion employ the Trustee any time and from time to time as an investment manager (as defined in Section 3(38) of ERISA) with respect to all or a designated portion of the assets comprising the Trust Fund. The committee or an investment manager so appointed shall have the exclusive authority or discretion to manage the Trust Fund.

Section 8.4    RETIREMENT COMMITTEE

               (a) The Board of the Sponsoring Employer shall appoint a
                   Committee of one or more persons to hold office at the pleasure of the Board, such committee to be known as the Retirement Committee or Committee. No compensation shall be paid members of the Committee from the Trust Fund for service on such Committee. The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or written direction on behalf of the Committee.

               (b) Every decision and action of the Committee shall be valid if concurrence is by a majority of the members then in office, which concurrence may be had without a formal meeting.

               (c) In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it to properly carry out such duties. The Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan. The Committee shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of the Plan and its investment and shall have all powers necessary to accomplish these purposes, and to make factual determinations regarding Participants and their accounts. The responsibility and authority of the Committee shall include, but shall not be limited to, (i) determining all questions relating to the eligibility of employees to participate; (ii) determining the amount and kind of benefits payable to any Participant, spouse or Beneficiary; (iii) establishing and reducing to writing and distributing to any Participant or Beneficiary a claims procedure and administering that procedure, including the processing and determination of all appeals thereunder and (iv) interpreting the provisions of the Plan including the publication of rules for the regulation of the Plan as in its sole, absolute and uncontrolled discretion are deemed necessary or advisable and which are not inconsistent with the express terms hereto the Code or ERISA, as amended. All disbursements by the Trustee, except for the ordinary expenses of administration of the Trust Fund or the reimbursement of reasonable expenses at the direction of the Sponsoring Employer, as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination, under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

               (d) The Committee shall establish rules and procedures to be followed by the Participants, Former Participants and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, Service, and any other matters required in order to establish their rights to benefits in accordance with the Plan. Additionally, the Committee shall establish accounting procedures for the purpose of making all allocations, valuations and adjustments to Participants' accounts. Should the Committee determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, it may modify its procedures for the purpose of achieving an equitable and non-discriminatory allocation in accordance with the general concepts of the Plan, provided however that such adjustments to achieve equity shall not reduce the vested portion of a Participant's interest.

               (e) The Committee may employ such counsel, accountants, and other agents as it shall deem advisable. The Sponsoring Employer shall pay, or cause to be paid from the Trust Fund, the compensation of such counsel, accountants, and other agents and any other expenses incurred by the Committee in the administration of the Plan and Trust.

Section 8.5    CLAIMS PROCEDURES

               The Committee has delegated to the Human Resources Department (the "Claims Coordinator") the processing of all applications for benefits. Upon receipt by the Claims Coordinator of such an application, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Claims Coordinator will afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include the items specified in Section 8.5(a) through (d).

               (a) The specific reason or reasons for the denial;

               (b) Specific references to the pertinent Plan provisions on which the denial is based;

               (c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

              (d) An explanation of the Plan's claim review procedures.

              (e) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial 90 day period. In no event shall such extension exceed 90 days.

              (f) In the event a claim for benefits is denied or if the
                  applicant has had no response to such claim within 90 days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within 60 days of the receipt of written notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

                  (1) May request in writing that the Committee review the
                      denial;

                  (2) May review pertinent documents; and

                  (3) May submit issues and comments in writing.

              (g) The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

Section 8.6   RECORDS

              All acts and determinations of the Claims Coordinator or the Committee shall be duly recorded by the Claims Coordinator or the secretary of the Committee and all such records together with such other documents as may be necessary in exercising their duties under the Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Sponsoring Employer. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Sponsoring Employer, for the effective discharge of their respective duties.

                                   ARTICLE 9

                     AMENDMENT AND TERMINATION OF THE PLAN

Section 9.1   AMENDMENT OF THE PLAN

              The Sponsoring Employer shall have the right at any time by action of the Board to modify, alter or amend the Plan in whole or in part; provided, however, that the duties, powers and liability of the Trustee hereunder shall not be increased without its written consent; and provided, further, that the amount of benefits which, at the time of any such modification, alteration or amendment, shall have accrued for any Participant, Former Participant or Beneficiary hereunder shall not be adversely affected thereby; and provided, further, that no such amendments shall have the effect of reverting to the Employer any part of the principal or income of the Trust Fund. No amendment to the Plan shall decrease the balance of a Participant's Individual Account or eliminate an optional form of distribution.

Section 9.2   TERMINATION OF THE PLAN

              The Sponsoring Employer expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation and the Sponsoring Employer reserves the right at any time by action of the Board to terminate its participation in the Plan. If the Sponsoring Employer terminates or partially terminates its participation in the Plan or permanently discontinues its Contributions at any time, each Participant affected thereby shall be then vested with the amount allocated to his Individual Account.

              In the event of termination or partial termination of the Plan by the Sponsoring Employer, the Committee shall value the Trust Fund as of the date of termination. That portion of the Trust Fund for which the Plan has not been terminated shall be unaffected.

Section 9.3   RETURN OF CONTRIBUTIONS

              It is intended that this Plan shall be approved and qualified under the Code and Regulations issued thereunder with respect to Employees' Plans and Trusts (1) so as to permit the Employers to deduct for federal income tax purposes the amounts of contributions to the Trust; (2) so that contributions so made and the income of the Trust Fund will not be taxable to Participants as income until received; (3) so that the income of the Trust Fund shall be exempt from federal income tax. In the event the Commissioner of Internal Revenue or his delegate rules that the deduction for all or a part of any Employer Contribution (or Salary Redirection) is not allowed, the Employers reserve the right to recover that portion or all of their contributions for which no deduction is allowed, provided such recovery is made within one year of the disallowance.

                                   ARTICLE 10

                                 MISCELLANEOUS

Section 10.1  GOVERNING LAW

              The Plan shall be construed, regulated and administered according to the laws of the Commonwealth of Kentucky, except in those areas preempted by the laws of the United States of America.

Section 10.2  CONSTRUCTION

              The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

Section 10.3  ADMINISTRATION EXPENSES

              The expenses of administering the Trust Fund and the Plan shall be paid from the Trust Fund, unless they are paid by the Employer.

Section 10.4  PARTICIPANT'S RIGHTS

              No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Trust Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Trust Fund.

Section 10.5  NONASSIGNABILITY

              (a) The benefit or interest under the Plan and Trust of any person shall not be assignable or alienable by that person and shall not be subject to alienation by operation of law or legal process. The preceding sentence shall apply to the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as de fined in Section 414(p) of the Code. A domestic relations order entered before January 1, 1985, shall be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date, and may be treated as a qualified domestic relations order if payment of benefits is not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p) of the Code.

              (b) This Plan specifically permits a distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (a) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (b) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 10.5 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

Section 10.6  MERGER, CONSOLIDATION OR TRANSFER

              In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant, Former Participant or Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the date prior to the merger, consolidation or transfer if the Plan had then terminated.

Section 10.7  COUNTERPARTS

              The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

Section 10.8  ADMINISTRATIVE MISTAKE

              If the Committee discovers that a mistake has been made in crediting Salary Redirection contributions or Employer contributions, withholding Salary Redirection Contributions from a Participant's Compensation, or crediting earnings to the account of any Participant, the Committee shall take any administrative action which it deems necessary or appropriate to remedy the mistake in question, and may request the Employer to make a special contribution to the account of the Participant where appropriate. If the Committee discovers that a mistake has been made in calculating the amount of any excess Salary Redirection or other contribution under Sections 3.4, 3.5 or 4.6, or earnings on such excess amount, which amount is required to be distributed to a Participant, the Committee shall take such administrative action as it deems necessary or appropriate to remedy the mistake in question.

                                   ARTICLE 11

                           TOP HEAVY PLAN PROVISIONS

Section 11.1  GENERAL

              Notwithstanding anything in the Plan to the contrary, if this Plan when combined with all other plans required to be aggregated pursuant to Code Section 416(g) is deemed to be a top-heavy plan for any Plan Year, the provisions of this Article shall apply to such Plan Year.

Section 11.2  MINIMUM CONTRIBUTION

              Regardless of hours worked, each active Participant who is not a Key Employee shall be entitled to a minimum allocation of contributions and forfeitures equal to the lesser of (i) three percent (3%) of the Participant's Compensation for the Plan Year; and (ii) provided that the Plan is not part of a Required Aggregation Group with a Defined Benefit Plan because the Plan enables the Defined Benefit Plan to meet the requirements of Code
              Section 401(a)(4) or 410, the highest percentage of Compensation contributed on behalf of, plus forfeitures allocated to, a Key Employee. In the case of a Participant who is also a participant in a defined benefit plan maintained by the Employer, the minimum accrued benefit provided in the defined benefit plan pursuant to Code Section 416(c)(1) equal to two percent of the Participant's average monthly compensation for the five consecutive years when his aggregate compensation was highest multiplied by his years of credited service up to ten years for each plan year in which the Plan is top heavy, shall be the only minimum benefit for both that plan and this Plan, and the minimum allocation described above shall not apply.

Section 11.3  SUPER TOP HEAVY PLAN

              The multiplier of 1.25 in Section 4.7 shall be reduced to 1.0 unless (i) all plans of the Required Aggregation Group or the Permissive Aggregation Group, when aggregated, are 90% or less top heavy, and (ii) the minimum accrued benefit referenced in clause
              (i) of Section 11.2 is modified by substituting three percent with four percent. In the case of each Participant who is also a participant in a defined benefit plan maintained by the Employer, the minimum accrued benefit provided in the defined benefit plan pursuant to Code Sections 416(c)(1) and 416(h) equal to three percent of the Participant's average monthly compensation for the five highest consecutive years when his aggregate compensation was highest multiplied by his years of credited service up to ten years for each plan year in which the Plan is top heavy shall be the only minimum benefit for both that plan and this Plan, and the minimum allocation described above shall not apply.

Section 11.4  MINIMUM VESTING

              In the event that the regular vesting schedule in Article 5 is less liberal than the vesting schedule hereinafter provided, then such vesting schedule shall be substituted with the following to the extent that the following schedule is more favorable:


                        Years of Service     Vested Percentage
                        ----------------     -----------------

                        Less than 2 years           0%
                        2 but less than 3           20%
                        3 but less than 4           40%
                        4 but less than 5           60%
                        5 but less than 6           80%
                        6 years or more             100%


              Should the Plan cease to be a Top Heavy Plan, the regular vesting schedule in Article 5 shall be put back into effect. However, the vested percentage of any Participant cannot be decreased as a result of the return to the prior vesting schedule and any Participant with three or more years of Service may elect within the later of: (1) 60 days after the Plan ceases to be a Top Heavy Plan or (2) 60 days after the date the Participant is issued written notification of the change in the vesting schedules, to remain under the special vesting rules described in this Section.

Section 11.5  COMPENSATION

              For purposes of this Article, compensation shall have the same meaning as assigned to it by Code Section 415 and shall be limited to such amount as required by Code Section 401(a)(17).

                                   ARTICLE 12

              PROVISIONS RELATED TO EMPLOYERS INCLUDED IN THE PLAN

Section 12.1 GENERAL. Any Employer that, with the Committee's consent, adopts this Plan and becomes a party to the Trust Agreement shall be a "Participating Employer." Participating Employers as of January 1, 1997 are listed on Appendix B to the Plan, and any Participating Employers added in the future shall be so listed as soon as reasonably practicable after the Committee consents to their adoption of this Plan. Each Participating Employer shall be subject to the terms and conditions of this Plan as in effect at the effective date of adoption by the Participating Employer and as subsequently amended from time to time by the Vencor, Inc. (For purposes of this section, the "Sponsoring Employer"), subject to such modifications as are set forth in the document evidencing the Participating Employer's adoption of the Plan. Unless the context of the Plan clearly indicates to the contrary, the terms "Company" and "Employer" shall be deemed to include each Participating Employer as relates to its adoption of the Plan. When an entity ceases to be an "Employer" because it is no longer a part of the Company, or ceases to be managed by an entity in the Vencor, Inc. or Atria Communities, Inc. controlled group, the entity shall cease to be a Participating Employer. Section 12.4 shall not apply to such cessation.

Section 12.2 SINGLE PLAN. This Plan shall be deemed to be a single plan of all Employers that have adopted this Plan. Employer contributions shall not be accounted for separately, and all Plan assets shall be available to pay benefits to all Participants and their Beneficiaries. Forfeitures shall not be specially allocated to reduce the Matching Contribution obligation of the Employer whose employees suffered the forfeiture. Employees may be transferred among Participating Employer or employed simultaneously by more than one Participating Employer, and no such transfer or simultaneous employment shall effect a termination of employment, be deemed retirement or be the cause of a Forfeiture or a loss of years of Service under this Plan. For purposes of determining years of Service and the payment of benefits upon death or other termination of employment, all Participating Employers shall be deemed one Employer. Any Participant employed by a Participating Employer during a Plan Year who receives any Compensation from a Participating Employer during that Plan Year shall receive an allocation of any Employer Contributions and Forfeitures for the Plan Year in accordance with Article 3 based on his Compensation during that Plan Year.

Section 12.3 SPONSORING EMPLOYER AS AGENT. Each Participating Employer shall be deemed to have designated irrevocably the Sponsoring Employer as its sole agent (1) for all purposes under Section 8 (including fixing the number of members of, and the appointment and removal of, the Committee); (2) with respect to all its relations with the Trustee (including the Trustee's appointment and removal, and fixing the number of Trustees); and (3) for the purpose of amending this Plan. The Committee shall make any and all rules and regulations which it shall deem necessary or appropriate to effectuate the purpose of this Article 12, and such rules and regulations shall be binding upon the Sponsoring Employer, the Participating Employers, the Participants and Beneficiaries.

Section 12.4 WITHDRAWAL OF EMPLOYER. Any Participating Employer may withdraw its partic ipation in the Plan by giving written notice to the Administrator stating that it has adopted a separate plan. The notice shall be given at least six months prior to a designated Valuation Date, unless the Committee shall accept a shorter period of notification. Upon request of the withdrawing Participating Employer, the Committee may, but shall not be obligated to, instruct the Trustee to transfer the withdrawing Participating Employer's interest in the Plan to the Participating Employer's separate plan in accordance with the following rules: Promptly after the Valuation Date as of which the transfer is to occur, the Committee shall establish the withdrawing Participating Employer's interest in the Trust Fund, after a reduction for fees and other expenses related to the Participating Employer's withdrawal. The Trustee shall then, in accordance with the Committee's instructions, transfer the withdrawing Participating Employer's interest in the Fund to the trustee or other funding agent of the Participating Employer's separate plan. Neither the Trustee nor the Committee shall be obligated to transfer or direct the transfer of assets under this Article until they are satisfied as to all matters pertaining to the transfer, including, but not limited to, the tax qualification of the plan into which the transfer will be made. The Committee and the Trustee may rely fully on the representations and instructions of the withdrawing Participating Employer and shall be fully protected and discharged with respect to any transfer made in accordance with such representations or instructions. Any transfer of assets in accordance with this Article shall constitute a complete discharge of responsibility of the Sponsoring Employer, the remaining Participating Employer, their Boards of Directors and officers, and the Trustee without any responsibility on their part collectively or individually to see to the application thereof. The Committee in its sole discretion shall have the right to transfer the withdrawing Participating Employer's interest in the Fund to the new plan in the form of installments, in cash, or in cash and kind and over a period of time not to exceed one year following the designated Valuation Date as of which the transfer is to occur. Any assets which are invested in accordance with an investment contract or agreement which by its terms precludes the realization upon and distribution of such assets for a stated period of time shall continue to be held by the Trustee under the terms and conditions of this Plan until the expiration of such period, subject to the Committee's instructions. The Committee may in its sole discretion direct the Trustee to segregate the Accounts of all affected Participants into a separate fund to facilitate transfer, and the Administrator may in its sole dis cretion direct the Trustee to invest the separate fund only in cash equivalent investments.

Section 12.5 TERMINATION OF PARTICIPATION. The Board of Directors of a Participating Employer may at any time terminate this Plan with respect to its Employees by adopting a resolution to that effect and delivering a certified copy to the Committee. Section 9.2 shall not apply to vest the Individual Accounts of a Participating Company's Employees upon such termination (unless the termination results in a partial termination of the entire Plan), and the continuation of the Plan by the Sponsoring Employer and other Participating Employers shall not be affected. The termination of the Plan with respect to a Participating Employer's Employees shall not effect a termination with respect to an Employee of the Sponsoring Employer or another Participating Employer if such Employee was not employed by the term inating Participating Employer on the effective date of the termination, even though he may have been employed by the terminating Participating Employer at an earlier date, and shall not entitle a Participant to a distribution until an actual separation from service with the meaning prescribed under Code Section 401(k)(2)(B) has occurred, unless distribution follows an event in Code Section 401(k)(10) and the Treasury Regulations thereunder. Any fees and other expenses related to a Participating Employer's termination shall be charged against the Accounts of the affected Participants, if not paid by the terminating Participating Employer.

Section 12.6 MULTIPLE EMPLOYER PLAN TESTING. This Plan covers the employees of employers not considered a controlled group under Code Section
              414. Each of the discrimination tests and limitations on contributions in the Plan shall be applied on a controlled group by controlled group basis where required by the Code and applicable Treasury Regulations.

                                   SIGNATURES
                                   ----------


     IN WITNESS WHEREOF, THE SPONSORING EMPLOYER HAS CAUSED THIS PLAN TO BE EXECUTED THIS 31 DAY OF DECEMBER, 1997, BUT EFFECTIVE JANUARY 1, 1997.


                              VENCOR, INC.



                              BY /s/ CECELIA A. HAGAN
                                 --------------------------------------
                              TITLE:  Vice President of Human Resources
                                      ---------------------------------

                                  APPENDIX "A"

                    PAST SERVICE PURSUANT TO SECTION 1.43(b)

Nationwide Care, Inc.--service for all periods from date of hire with this company
Any company for which past service was granted prior to January 1, 1997 under this Plan prior to its restatement, or under The Hillhaven Corporation Deferred Savings Plan

                                  APPENDIX "B"

                            PARTICIPATING EMPLOYERS
                            (AS OF JANUARY 1, 1997)



ATRIA COMPANIES:
Atria Communities Southeast, Inc.
Atria Communities, Inc.
Atrium at Buckhead, LLC
Atrium at Germantown, LLC
Atrium at Weston Court, LLC
Atrium at Weston Place, LLC
Hillhaven Properties, Ltd.

PARTNERSHIPS:
Name of Partnership              Partners                        Total Direct or Indirect
                                                                 Vencor (Atria)Ownership
-----------------------------------------------------------------------------------------
Advanced Respiratory Care        Advanced Infusion System,        51%
d/b/a California Respiratory     Inc.--51%
Care Partnership                 Alta Bates Medical Center--
                                 49%
----------------------------------------------------------------------------------------
Bartlesville Nursing Home        First Healthcare                 50%
Partnership                     Corporation-
                                 -50%
                                 LIC-HHE Limited
                                 Partnership--50%
----------------------------------------------------------------------------------------
CPS Sacramento                   Advanced Infusion Systems,       60%
                                 Inc.--60%
                                 Western Hospital Equipment
                                 & Supply Co.--40%
----------------------------------------------------------------------------------------
Castle Gardens Retirement        Hillhaven Properties, Ltd.--     0% (Atria 100%)
Center L/P                      2%
                                 Atria Communities, Inc.--
                                 98%
----------------------------------------------------------------------------------------
Foothill Nursing Company         First Healthcare                 50%
Partnership                     Corporation-
                                 -50%
                                 Foothill Skilled Nursing,
                                 Inc.--50%
----------------------------------------------------------------------------------------

Name of Partnership              Partners                        Total Direct or Indirect
                                                                 Vencor (Atria)Ownership
-----------------------------------------------------------------------------------------
Fox Hill Village Partnership-    Brim of Massachusetts--50%       50%
-until it terminated its         MGH Health Services--50%
participation effective
3/31/97
----------------------------------------------------------------------------------------
Hillhaven-MSC Partnership        First Healthcare Corporation     50%
                                 --50%
                                 Mercy Services corporation--
                                 50%
----------------------------------------------------------------------------------------
Medlife Pharmacy Network         Medsave of Tennessee, Inc.--     50%
Partnership                      50%
                                 Life Care Pharmacy Services,
                                 Inc.--50%
----------------------------------------------------------------------------------------
Pharmaceutical Infusion          Visiting Nurse Assoc. &          50.99%
Therapy Partnership              Hospice of No. CA--49.01%
                                 Advanced Infusion Therapy,
                                 Inc.--50.99%
----------------------------------------------------------------------------------------
Sandy Retirement Center          Hillhaven Properties Ltd.--2%    0% (100% Atria)
Limited Partnership              Atria Communities, Inc.--
                                 98%
----------------------------------------------------------------------------------------
San Marcos Nursing Home          First Healthcare                 100%
Partnership                      Corporation-
                                 -50%
                                 Nationwide Care, Inc.--50%
----------------------------------------------------------------------------------------
Starr Farm Partnership           First Healthcare                 50%
                                 Corporation-
                                 -50%
                                 Vermont Health Ventures,
                                 Inc.--50%
----------------------------------------------------------------------------------------
Topeka Retirement Center,        Hillhaven Properties Ltd.--      0% (100% Atria)
LTD                              90%
                                 Atria Communities, Inc.--
                                 10%
----------------------------------------------------------------------------------------
Tucson Retirement Center,        Hillhaven Properties Ltd.        0% (100% Atria)
Ltd. Partnership                 and
                                 Atria Communities, Inc.
----------------------------------------------------------------------------------------


Name of Partnership              Partners                        Total Direct or Indirect
                                                                 Vencor (Atria)Ownership
-----------------------------------------------------------------------------------------
Visiting Nurse Advanced          Advanced Infusion Systems,       50.010%
Infusion Systems-Anaheim         Inc.--50.010%
Partnership                      Strategic Health
                                 Technologies, Inc.--24.995%
                                 Valley Support Services of
                                 VNA, Inc.--24.995%
----------------------------------------------------------------------------------------
Visiting Nurse Advanced          Advanced Infusion Systems,       51.01%
Infusion Systems-Colton          Inc.--51.01%
Partnership                      Inland Empire roadrunners,
                                 Inc.--16.33%
                                 Visiting Nurse Association
                                 Pomona-Pharmacy, Inc.--
                                 16.33%
                                 RVNA Comprehensive
                                 Health Services, Inc.--
                                 16.33%
----------------------------------------------------------------------------------------
Visiting Nurse Advanced          Advanced Infusion Systems,       51.01%
Infusion Systems-Newbury         Inc.--51.01%
Park Partnership                 Livingston Memorial VNA-
                                 Pharmacy--16.33%
                                 Verdugo Hills VNA-
                                 Pharmacy--16.33%
                                 The Visiting Nurse Service,
                                 Inc.--16.33%
----------------------------------------------------------------------------------------
VNA/CPS Partnership              Visiting Nurse Association,      46.2875%
                                 Inc.--46.2875%
                                 MISCO Investments, Inc.--
                                 7.425%
                                 Advanced Infusion Systems,
                                 Inc.--46.2875%
----------------------------------------------------------------------------------------
Woodhaven Partners, Ltd.         Hillhaven Properties, Ltd.--     0% (100% Atria)
                                 49.0196%
                                 Atria Communities, Inc.--
                                 49.0196%
----------------------------------------------------------------------------------------

MANAGED ENTITIES:

FACILITY                        OWNER                              MANAGER
-----------------------------------------------------------------------------------------
Marietta Convalescent  #920     Jackson Browne Enterprises, Inc.   Nationwide Care, Inc.
-----------------------------------------------------------------------------------------
Salemhaven  #950                Salemhaven, Inc.                   First Healthcare Corp.
-----------------------------------------------------------------------------------------
Clark House @ Foxhill           Foxhill Village Partnership        Atria
Village #983 (until 3/31/97
withdrawal)
-----------------------------------------------------------------------------------------
Foothill  #981                  Foothill Nursing Home Partnership  Hillhaven, Inc.
-----------------------------------------------------------------------------------------
San Marcos Healthcare           San Marcos Nursing Home            Hillhaven Holding
Center #982                     Partnership                        Company
-----------------------------------------------------------------------------------------
Starr Farm  #995                Starr Farm Partnership             First Healthcare Corp.
-----------------------------------------------------------------------------------------
Brookhaven Nursing Center       Hillhaven Corp./Tenet              First Healthcare Corp.
#226
-----------------------------------------------------------------------------------------
Holladay Healthcare Center      Paul Randle Assoc.                 Hillhaven, Inc.
#992
-----------------------------------------------------------------------------------------
Ledgewood #949                  Ledgewood Healthcare Corp.         Hillhaven Corp.
-----------------------------------------------------------------------------------------
Heritage Village Nursing        Bartlesville Nursing Home          Hillhaven Inc.
 Center - #955                  Partnership
-----------------------------------------------------------------------------------------
Windsor Woods                   Windsor Woods Nursing Home
Convalescent Center - #922      Partnership                        Hillhaven Inc.
-----------------------------------------------------------------------------------------
Carrollwood Care Center -
#972                            Carrollwood Care Center            Hillhaven Corp.
-----------------------------------------------------------------------------------------
19th Ave. Healthcare Center
- #926                          Hillhaven MS Partnership           Hillhaven Corp.
-----------------------------------------------------------------------------------------
Convalescent Center - #918      Hillhaven Community Health
                                Partnership                        Hillhaven Corp.
-----------------------------------------------------------------------------------------
The French Quarter - #974       NME Hospitals Inc./Tenet           First Healthcare Corp.
-----------------------------------------------------------------------------------------
The Menorah House - #169        Hillhaven Inc./Tenet               First Healthcare Corp.
-----------------------------------------------------------------------------------------
The North Shore Living
Center - #978                   Hillhaven Corp./Tenet              First Healthcare Corp.
-----------------------------------------------------------------------------------------
The Healthcare Center of
Palm Bay - #815                 Tenet Healthcare Corp.             First Healthcare Corp.
-----------------------------------------------------------------------------------------

FACILITY                        OWNER                              MANAGER
-----------------------------------------------------------------------------------------
Jo Ellen Smith Convalescent
Center - #990                   Hillhaven Corp./Tenet              First Healthcare Corp.
-----------------------------------------------------------------------------------------
Alvarado Convalescent &
Rehab Hospital - #902           Hillhaven West, Inc./Tenet         First Healthcare Corp.
-----------------------------------------------------------------------------------------